   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 26, 1996


                                                 SECURITIES ACT FILE NO. 2-97095
                                        INVESTMENT COMPANY ACT FILE NO. 811-4282
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 12
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 14
                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                      MERRILL LYNCH GLOBAL RESOURCES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 800 SCUDDERS MILL ROAD                                              08536
                 PLAINSBORO, NEW JERSEY                                           (ZIP CODE)
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                      MERRILL LYNCH GLOBAL RESOURCES TRUST
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:


                 COUNSEL FOR THE TRUST:                                    PHILIP L. KIRSTEIN, ESQ.
                    BROWN & WOOD LLP                                    MERRILL LYNCH ASSET MANAGEMENT
                 ONE WORLD TRADE CENTER                                          P.O. BOX 9011
              NEW YORK, NEW YORK 10048-0557                            PRINCETON, NEW JERSEY 08543-9011

          ATTENTION: THOMAS R. SMITH, JR., ESQ.


                            ------------------------

                       IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                      /x/ immediately upon filing pursuant to paragraph (b)
                      / / on (date) pursuant to paragraph (b)
                      / / 60 days after filing pursuant to paragraph (a)(1)
                      / / on (date) pursuant to paragraph (a)(1)
                      / / 75 days after filing pursuant to paragraph (a)(2)
                      / / on (date) pursuant to paragraph (a)(2) of Rule 485.

                       IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                            ------------------------


    THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES OF BENEFICIAL INTEREST UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON SEPTEMBER 21, 1996.


                            ------------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                       PROPOSED MAXIMUM        PROPOSED
       TITLE OF SECURITIES          AMOUNT OF SHARES    OFFERING PRICE    MAXIMUM AGGREGATE        AMOUNT OF
         BEING REGISTERED           BEING REGISTERED       PER UNIT        OFFERING PRICE*      REGISTRATION FEE
Shares of Beneficial Interest (par
  value $.10 per share)...........        8,309,686            $18.93            $329,987            $100


*(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.

 (2) The total amount of securities redeemed or repurchased during Registrant's previous fiscal year was 8,292,194 shares.

 (3) None of the shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.
 (4) All of the shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      MERRILL LYNCH GLOBAL RESOURCES TRUST
                      REGISTRATION STATEMENT ON FORM N-1A
                             CROSS REFERENCE SHEET


N-1A ITEM NO.                                             LOCATION
-------------                                  ------------------------------
PART A
Item  1.       Cover Page....................  Cover Page
Item  2.       Synopsis......................  Fee Table
Item  3.       Condensed Financial
                 Information.................  Financial Highlights;
                                               Performance Data
Item  4.       General Description of
                 Registrant..................  Investment Objectives and
                                               Policies; Additional
                                                 Information
Item  5.       Management of the Fund........  Fee Table; Management of the
                                               Trust; Portfolio Transactions
                                                 and Brokerage; Inside Back
                                                 Cover Page
Item  5A.      Management's Discussion of
                 Fund Performance............  Not Applicable
Item  6.       Capital Stock and Other
                 Securities..................  Cover Page; Purchase of
                                               Shares; Redemption of Shares;
                                                 Shareholder Services;
                                                 Additional Information
Item  7.       Purchase of Securities Being
                 Offered.....................  Cover Page; Fee Table; Merrill
                                               Lynch Select Pricing(Service
                                                 Mark) System; Purchase of
                                                 Shares; Shareholder
                                                 Services; Additional
                                                 Information; Inside Back
                                                 Cover Page
Item  8.       Redemption or Repurchase......  Fee Table; Merrill Lynch
                                               Select Pricing(Service Mark)
                                                 System; Purchase of Shares;
                                                 Redemption of Shares
Item  9.       Pending Legal Proceedings.....  Not Applicable

PART B
Item 10.       Cover Page....................  Cover Page
Item 11.       Table of Contents.............  Back Cover Page
Item 12.       General Information and
                 History.....................  Not Applicable
Item 13.       Investment Objectives and
                 Policies....................  Investment Objectives and

                                               Policies
Item 14.       Management of the Fund........  Management of the Trust
Item 15.       Control Persons and Principal
                 Holders of Securities.......  Management of the Trust;
                                               General
                                                 Information--Additional
                                                 Information
Item 16.       Investment Advisory and Other
                 Services....................  Management of the Trust;
                                               Purchase of Shares; General
                                                 Information
Item 17.       Brokerage Allocation..........  Portfolio Transactions and
                                               Brokerage
Item 18.       Capital Stock and Other
                 Securities..................  General Information
Item 19.       Determination of Net Asset
                 Value; Purchase, Redemption
                 and Pricing of Securities
                 Being Offered...............  Purchase of Shares; Redemption
                                               of Shares; Determination of
                                                 Net Asset Value; Shareholder
                                                 Services
Item 20.       Tax Status....................  Dividends, Distributions and
                                               Taxes
Item 21.       Underwriters..................  Purchase of Shares
Item 22.       Calculation of Performance
                 Data........................  Performance Data
Item 23.       Financial Statements..........  Financial Statements

PART C


     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
NOVEMBER 26, 1996
                      MERRILL LYNCH GLOBAL RESOURCES TRUST


   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 o PHONE NO. (609) 282-2800

                            ------------------------


     The investment objectives of Merrill Lynch Global Resources Trust (the 'Trust') are to achieve long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. The Trust may also invest in debt, preferred or convertible securities, the value of which is related to the market value of some natural resource asset ('asset-based securities'). Management of the Trust will seek to identify securities it believes are attractively priced relative to the intrinsic value of related natural resource assets or are especially well-positioned to benefit during particular portions of inflationary cycles. The Trust's fully managed investment approach enables it to switch its emphasis among various natural resource industry groups depending upon management's outlook with respect to prevailing trends and developments. It is expected that when management of the Trust anticipates significant economic, political or financial instability, such as high inflationary pressures or upheaval in the foreign currencies exchange markets, the Trust may invest a majority of its assets in gold-related securities. Current income from dividends and interest will not be a primary consideration in selecting securities. There can be no assurance that the Trust's investment objective will be achieved. For more information on the Trust's investment objectives and policies, please see 'Investment Objectives and Policies' on page 12.

                            ------------------------

     Pursuant to the Merrill Lynch Select Pricing(Service Mark) System, the Trust offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(Service Mark) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See 'Merrill Lynch Select Pricing(Service Mark) System' on page 3.

     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the 'Distributor'), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from other securities dealers which have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch'). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Trust's transfer agent are not subject to the processing fee. See 'Purchase of Shares' and 'Redemption of Shares'.

                            ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
           PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           -----------------------
     -


     This Prospectus is a concise statement of information about the Trust that is relevant to making an investment in the Trust. This Prospectus should be retained for future reference. A statement containing additional information about the Trust, dated November 26, 1996 (the 'Statement of Additional Information'), has been filed with the Securities and Exchange Commission (the 'Commission') and is available, without charge, by calling or by writing the Trust at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Trust follows:


                                                    CLASS A(a)           CLASS B(b)             CLASS C     CLASS D
                                                    ----------   --------------------------- -------------  -------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases (as a
    percentage of offering price)..................    5.25%(c)             None                 None        5.25%(c)
  Sales Charge Imposed on Dividend Reinvestments...     None                None                 None         None
  Deferred Sales Charge (as a percentage of
    original purchase price or redemption proceeds,
    whichever is lower)............................     None(d)  4.0% during the first year,   1.0% for one   None(d)
                                                                 decreasing 1.0% annually to    year(f)
                                                                    0.0% after the fourth
                                                                           year(e)
  Exchange Fee.....................................     None                None                 None         None
ANNUAL TRUST OPERATING EXPENSES (AS A PERCENTAGE OF
  AVERAGE NET ASSETS):
  Investment Advisory Fees(g)......................    0.60%                0.60%                0.60%       0.60%
  12b-1 Fees(h):
    Account Maintenance Fees.......................     None                0.25%                0.25%       0.25%
    Distribution Fees..............................     None                0.75%                0.75%        None
                                                                 (Class B shares convert to
                                                                       Class D shares
                                                                     automatically after
                                                                  approximately eight years
                                                                 and cease being subject to
                                                                     distribution fees)
Other Expenses
  Custodial Fees...................................    0.06%                0.06%                0.06%       0.06%
  Shareholder Servicing Costs(i)...................    0.22%                0.26%                0.26%       0.21%
  Other............................................    0.15%                0.15%                0.15%       0.15%
                                                       ----                 ----                 ----        ----
   Total Other Expenses...........................     0.43%                0.47%                0.47%       0.42%
                                                       ----                 ----                 ----        ----
TOTAL TRUST OPERATING EXPENSES.....................    1.03%                2.07%                2.07%       1.27%
                                                      =====                 ====                 ====        ====


------------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain participants in fee-based programs. See 'Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares'-- page 20 and 'Shareholder

    Services--Fee-Based Programs'--page 31.


(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See 'Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares'--page 22.


(c) Reduced for purchases of $25,000 and over and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See 'Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares'--page 20.


(d) Class A and Class D shares are not subject to a contingent deferred sales charge (a 'CDSC'), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. See 'Shareholder Services--Fee-Based Programs'--page 31.


(e) The CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs. See 'Shareholder
    Services--Fee-Based Programs'--page 31.


(f) The CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. See 'Shareholder Services--Fee-Based Programs'--page 31.


(g) See 'Management of the Trust--Management and Advisory Arrangements'--page
    17.


(h) See 'Purchase of Shares--Distribution Plans'--page 25.


(i)  See 'Management of the Trust--Transfer Agency Services'--page 18.

EXAMPLE:



                                 CUMULATIVE EXPENSES PAID FOR THE
                                            PERIOD OF:
                                ----------------------------------
                                                             10
                                1 YEAR   3 YEARS  5 YEARS   YEARS
                                -------  -------  -------  -------
An investor would pay the
  following expenses on a
  $1,000 investment including
  the maximum $52.50 initial
  sales charge (Class A and
  Class D shares only) and
  assuming (1) the Total Trust
  Operating Expenses for each
  class set forth on page 2,
  (2) a 5% annual return
  throughout the period and
  (3) redemption at the end of
  the period:
     Class A..................  $ 62     $ 84     $ 106    $ 172
     Class B..................  $ 61     $ 85     $ 111    $ 221*
     Class C..................  $ 31     $ 65     $ 111    $ 240
     Class D..................  $ 65     $ 91     $ 119    $ 198
An investor would pay the
  following expenses on the
  same $1,000 investment
  assuming no redemption at
  the end of the period:
     Class A..................  $ 62     $ 84     $ 106    $ 172
     Class B..................  $ 21     $ 65     $ 111    $ 221*
     Class C..................  $ 21     $ 65     $ 111    $ 240
     Class D..................  $ 65     $ 91     $ 119    $ 198


------------
* Assumes conversion to Class D shares approximately eight years after purchase.


     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Trust will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual fee rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the 'NASD'). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Trust's transfer agent are not subject to the processing fee. See 'Purchase of Shares' and 'Redemption of Shares'.


               MERRILL LYNCH SELECT PRICING(SERVICE MARK) SYSTEM


     The Trust offers four classes of shares under the Merrill Lynch Select Pricing(Service Mark) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(Service
Mark) System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ('MLAM' or the 'Investment Adviser') or its affiliate, Fund Asset Management, L.P. ('FAM'). Funds advised by MLAM or FAM which use the Merrill Lynch Select Pricing(Service Mark) System are referred to herein as 'MLAM-advised mutual funds'.

     Each Class A, Class B, Class C or Class D share of the Trust represents an identical interest in the investment portfolio of the Trust and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Trust and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Trust for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See 'Shareholder Services--Exchange Privilege'.


     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Trust. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(Service Mark)

System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(Service Mark) System that the investor believes is the most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under 'Purchase of Shares'.


                                 ACCOUNT
                               MAINTENANCE   DISTRIBUTION
CLASS     SALES CHARGE(1)          FEE            FEE       CONVERSION FEATURE

 A      Maximum 5.25%             No             No                 No
          initial sales
          charge(2)(3)
 B      CDSC for a period        0.25%          0.75%        B shares convert
          of four years,                                        to D shares
          a rate of 4.0%                                       automatically
          during the first                                         after
          year, decreasing                                     approximately
          1.0% annually to                                     eight years(5)
          0.0%(4)
 C      1.0% CDSC for one        0.25%          0.75%               No
          year(6)
 D      Maximum 5.25%            0.25%           No                 No
          initial sales
          charge(3)

                                                   (Footnotes on following page)

(Footnotes for preceding page)

------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See 'Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors'.

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See 'Class A' and 'Class D' below.


(4) The CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs.


(5) The conversion period for dividend reinvestment shares and certain retirement plans and fee-based programs may be modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Trust are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be 'tacked' onto the holding period for the shares acquired.


(6) The CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs.



Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Trust are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of the Trust. Investors who currently own Class A shares of the Trust in a shareholder account are entitled to purchase additional Class A shares of the Trust in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ('ML & Co.') and its subsidiaries (the term 'subsidiaries', when used herein with respect to ML & Co., includes the Investment Adviser, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and officers, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. Sales charges are also reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See 'Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares'.




Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75%, of the Trust's average net assets attributable to the Class B shares, and a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Trust, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Trust are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be 'tacked' onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans are modified as described under 'Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares'.


Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Trust's average net assets attributable to the Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Trust's Board of Trustees and regulatory limitations.




Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Trust's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under 'Class B'. See 'Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares'.


     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(Service Mark) System that the investor believes is most beneficial under his or her particular circumstances.


     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B,

Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Trust after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all of their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all of their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forego the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See 'Purchase of Shares--Limitations on the Payment of Deferred Sales Charges'.

                              FINANCIAL HIGHLIGHTS


     The financial information in the table below has been audited in connection with the annual audits of the financial statements of the Trust by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended July 31, 1996 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Trust's audited financial statements. Further information about the performance of the Trust is contained in the Trust's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Trust at the telephone number or address on the front cover of this Prospectus.


                                                                                               CLASS A
                                                                    --------------------------------------------------------------
                                                                                     FOR THE YEAR ENDED JULY 31,
                                                                    --------------------------------------------------------------
                                                                          1996++           1995       1994       1993       1992
                                                                    ------------------    -------    -------    -------    -------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................               $16.70     $15.84     $14.07     $14.33     $15.38
                                                                    ------------------    -------    -------    -------    -------
    Investment income--net.......................................                  .22        .22        .22        .24        .34
    Realized and unrealized gain (loss) on investments and
      foreign currency transactions--net.........................                  .50        .88       1.69       (.26)      (.13)
                                                                    ------------------    -------    -------    -------    -------
Total from investment operations.................................                  .72       1.10       1.91       (.02)       .21
                                                                    ------------------    -------    -------    -------    -------
Less dividends and distributions:
    Investment income--net.......................................                 (.15)      (.24)      (.14)      (.24)      (.47)
    Realized gain on investments--net............................                   --         --         --         --       (.79)
                                                                    ------------------    -------    -------    -------    -------
Total dividends and distributions................................                 (.15)      (.24)      (.14)      (.24)     (1.26)
                                                                    ------------------    -------    -------    -------    -------
Net asset value, end of period...................................               $17.27     $16.70     $15.84     $14.07     $14.33
                                                                    ------------------    -------    -------    -------    -------
                                                                    ------------------    -------    -------    -------    -------
TOTAL INVESTMENT RETURN:**
    Based on net asset value per share...........................                 4.34%      7.05%     13.69%      (.05)%     1.66%
                                                                              --------    -------    -------    -------    -------
                                                                              --------    -------    -------    -------    -------
RATIOS TO AVERAGE NET ASSETS:
    Expenses.....................................................                 1.03%      1.06%       .92%       .95%       .97%
                                                                              --------    -------    -------    -------    -------
                                                                              --------    -------    -------    -------    -------
    Investment income--net.......................................                 1.26%      1.34%      1.39%      1.62%      1.82%

                                                                              --------    -------    -------    -------    -------
                                                                              --------    -------    -------    -------    -------
SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands).....................              $22,726    $28,729    $20,054    $12,087    $11,265
                                                                              --------    -------    -------    -------    -------
                                                                              --------    -------    -------    -------    -------
    Portfolio turnover...........................................                26.48%     31.64%     54.87%     66.78%     31.43%
                                                                              --------    -------    -------    -------    -------
                                                                              --------    -------    -------    -------    -------
    Average commission rate paid##...............................              $ .0223         --         --         --         --
                                                                              --------    -------    -------    -------    -------
                                                                              --------    -------    -------    -------    -------

                                                                             CLASS A
                                                                   ---------------------------
                                                                   FOR THE YEAR ENDED JULY 31,
                                                                   ---------------------------
                                                                    1991      1990     1989+
                                                                   ------    ------    ------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................  $15.93    $13.63    $12.50
                                                                   ------    ------    ------
    Investment income--net.......................................     .37       .39       .29
    Realized and unrealized gain (loss) on investments and
      foreign currency transactions--net.........................    (.47)     2.29      1.03
                                                                   ------    ------    ------
Total from investment operations.................................    (.10)     2.68      1.32
                                                                   ------    ------    ------
Less dividends and distributions:
    Investment income--net.......................................    (.41)     (.38)     (.14)
    Realized gain on investments--net............................    (.04)       --      (.05)
                                                                   ------    ------    ------
Total dividends and distributions................................    (.45)     (.38)     (.19)
                                                                   ------    ------    ------
Net asset value, end of period...................................  $15.38    $15.93    $13.63
                                                                   ------    ------    ------
                                                                   ------    ------    ------
TOTAL INVESTMENT RETURN:**
    Based on net asset value per share...........................    (.57)%   19.99%    10.77%#
                                                                   ------    ------    ------
                                                                   ------    ------    ------
RATIOS TO AVERAGE NET ASSETS:
    Expenses.....................................................     .95%      .93%      .86%*
                                                                   ------    ------    ------
                                                                   ------    ------    ------
    Investment income--net.......................................    2.89%     3.18%     2.66%*
                                                                   ------    ------    ------
                                                                   ------    ------    ------
SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands).....................  $6,699    $5,440    $1,864
                                                                   ------    ------    ------

                                                                   ------    ------    ------
    Portfolio turnover...........................................   71.42%    57.21%    58.60%
                                                                   ------    ------    ------
                                                                   ------    ------    ------
    Average commission rate paid##...............................      --        --        --
                                                                   ------    ------    ------
                                                                   ------    ------    ------

------------
 * Annualized.
** Total investment returns exclude the effects of sales loads.
 + Class A shares commenced operations on October 24, 1988.

++ Based on average shares outstanding during the period.


 # Aggregate total investment return.


## For fiscal years beginning on or after September 1, 1995, the Trust is required to disclose its average commission rate paid ('Average Commission Rate Paid') per share for purchases and sales of equity securities. The Average Commission Rate Paid includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may materially affect the rate shown. The Average Commission Rate Paid does not include certain transactions conducted on a principal basis, which do not incur commissions but may involve markups or markdowns reflected in the price at which such transactions are conducted.

                                                                                    CLASS B
                                              ------------------------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED JULY 31,
                                              ------------------------------------------------------------------------------------
                                                    1996++           1995       1994       1993       1992       1991       1990
                                              ------------------   --------   --------   --------   --------   --------   --------
Increase (Decrease) in Net Asset Value
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........       $  16.62        $  15.72   $  14.02   $  14.26   $  15.30   $  15.84   $  13.55
                                                    -------        --------   --------   --------   --------   --------   --------
    Investment income--net..................            .03             .10        .05        .09        .13        .31        .33
    Realized and unrealized gain (loss) on
      investments and foreign currency
      transactions--net.....................            .51             .84       1.70       (.24)      (.08)      (.56)      2.19

                                                    -------        --------   --------   --------   --------   --------   --------
Total from investment operations............            .54             .94       1.75       (.15)       .05       (.25)      2.52
                                                    -------        --------   --------   --------   --------   --------   --------
Less dividends and distributions:
    Investment income--net..................             --+           (.04)      (.05)      (.09)      (.30)      (.25)      (.23)
    Realized gain on investments--net.......             --              --         --         --       (.79)      (.04)        --
                                                    -------        --------   --------   --------   --------   --------   --------
Total dividends and distributions...........             --            (.04)      (.05)      (.09)     (1.09)      (.29)      (.23)
                                                    -------        --------   --------   --------   --------   --------   --------
Net asset value, end of year................       $  17.16        $  16.62   $  15.72   $  14.02   $  14.26   $  15.30   $  15.84
                                                    -------        --------   --------   --------   --------   --------   --------
                                                    -------        --------   --------   --------   --------   --------   --------
TOTAL INVESTMENT RETURN:**
    Based on net asset value per share......           3.26%           5.95%     12.52%     (1.02)%      .53%     (1.61)%    18.79%
                                                    -------        --------   --------   --------   --------   --------   --------
                                                    -------        --------   --------   --------   --------   --------   --------
RATIOS TO AVERAGE NET ASSETS:
    Expenses................................           2.07%           2.08%      1.95%      1.99%      2.00%      1.99%      1.96%
                                                    -------        --------   --------   --------   --------   --------   --------
                                                    -------        --------   --------   --------   --------   --------   --------
    Investment income--net..................            .20%            .31%       .35%       .60%       .94%      1.85%      1.96%
                                                    -------        --------   --------   --------   --------   --------   --------
                                                    -------        --------   --------   --------   --------   --------   --------
SUPPLEMENTAL DATA:
    Net assets, end of year (in
      thousands)............................       $ 94,199        $141,800   $236,581   $208,113   $254,866   $322,502   $420,951
                                                    -------        --------   --------   --------   --------   --------   --------
                                                    -------        --------   --------   --------   --------   --------   --------
    Portfolio turnover......................          26.48%          31.64%     54.87%     66.78%     31.43%     71.42%     57.21%
                                                    -------        --------   --------   --------   --------   --------   --------
                                                    -------        --------   --------   --------   --------   --------   --------
    Average commission rate paid##..........       $  .0223              --         --         --         --         --         --
                                                    -------        --------   --------   --------   --------   --------   --------
                                                    -------        --------   --------   --------   --------   --------   --------

                                                           CLASS B
                                              ---------------------------------
                                                  FOR THE YEAR ENDED JULY 31,
                                              --------------------------------
                                                1989       1988        1987
                                              --------   --------   ----------
Increase (Decrease) in Net Asset Value
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........  $  13.89   $  19.86   $    10.24
                                              --------   --------   ----------
    Investment income--net..................       .27        .16          .11
    Realized and unrealized gain (loss) on
      investments and foreign currency
      transactions--net.....................      (.06)     (4.00)        9.86
                                              --------   --------   ----------
Total from investment operations............       .21      (3.84)        9.97
                                              --------   --------   ----------

Less dividends and distributions:
    Investment income--net..................      (.21)      (.15)        (.07)
    Realized gain on investments--net.......      (.34)     (1.98)        (.28)
                                              --------   --------   ----------
Total dividends and distributions...........      (.55)     (2.13)        (.35)
                                              --------   --------   ----------
Net asset value, end of year................  $  13.55   $  13.89   $    19.86
                                              --------   --------   ----------
                                              --------   --------   ----------
TOTAL INVESTMENT RETURN:**
    Based on net asset value per share......      1.94%    (20.74)%     100.16%
                                              --------   --------   ----------
                                              --------   --------   ----------
RATIOS TO AVERAGE NET ASSETS:
    Expenses................................      1.90%      1.82%        1.82%
                                              --------   --------   ----------
                                              --------   --------   ----------
    Investment income--net..................      1.83%      1.04%        1.04%
                                              --------   --------   ----------
                                              --------   --------   ----------
SUPPLEMENTAL DATA:
    Net assets, end of year (in
      thousands)............................  $481,108   $741,984   $1,190,935
                                              --------   --------   ----------
                                              --------   --------   ----------
    Portfolio turnover......................     58.60%     68.69%       68.82%
                                              --------   --------   ----------
                                              --------   --------   ----------
    Average commission rate paid##..........        --         --           --
                                              --------   --------   ----------
                                              --------   --------   ----------


------------

** Total investment returns exclude the effects of sales loads.


## For fiscal years beginning on or after September 1, 1995, the Trust is required to disclose its Average Commission Rate Paid per share for purchases and sales of equity securities. The Average Commission Rate Paid includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may materially affect the rate shown. The Average Commission Rate Paid does not include certain transactions conducted on a principal basis, which do not incur commissions but may involve markups or markdowns reflected in the price at which such transactions are conducted.


 + Amount is less than $.01 per share.


++ Based on average shares outstanding during the year.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                                                     CLASS C
                                                                               CLASS C          -----------------       CLASS D
                                                                          ------------------     FOR THE PERIOD      --------------
                                                                             FOR THE YEAR          OCTOBER 21,        FOR THE YEAR
                                                                            ENDED JULY 31,      1994+ TO JULY 31,    ENDED JULY 31,
                                                                                1996++                1995               1996++
                                                                          ------------------    -----------------    --------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................................         $16.55               $ 15.93            $  16.67
                                                                                ------                ------         --------------
  Investment income--net...............................................            .04                   .05                 .17
  Realized and unrealized gain on investments and foreign currency
    transactions-- net.................................................            .49                   .62                 .50
                                                                                ------                ------         --------------
Total from investment operations.......................................            .53                   .67                 .67
                                                                                ------                ------         --------------
Less dividends from investment income--net.............................             --                  (.05)               (.13)
                                                                                ------                ------         --------------
Net asset value, end of period.........................................         $17.08               $ 16.55            $  17.21
                                                                                ------                ------         --------------
                                                                                ------                ------         --------------
TOTAL INVESTMENT RETURN:**
  Based on net asset value per share...................................           3.20%                 4.26%#              4.06%
                                                                                ------                ------         --------------
                                                                                ------                ------         --------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.............................................................           2.07%                 2.20%*              1.27%
                                                                                ------                ------         --------------
                                                                                ------                ------         --------------
  Investment income--net...............................................            .27%                  .28%*              1.00%
                                                                                ------                ------         --------------
                                                                                ------                ------         --------------
SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).............................         $3,388               $ 2,800            $108,924
                                                                                ------                ------         --------------
                                                                                ------                ------         --------------
  Portfolio turnover...................................................          26.48%                31.64%              26.48%
                                                                                ------                ------         --------------
                                                                                ------                ------         --------------
  Average commission rate paid##.......................................         $.0223                    --            $  .0223
                                                                                ------                ------         --------------
                                                                                ------                ------         --------------


                                                                              CLASS D
                                                                         -----------------
                                                                          FOR THE PERIOD
                                                                            OCTOBER 21,
                                                                         1994+ TO JULY 31,
                                                                               1995
                                                                         -----------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................................      $   15.96
                                                                              --------
  Investment income--net...............................................            .12
  Realized and unrealized gain on investments and foreign currency
    transactions-- net.................................................            .66
                                                                              --------
Total from investment operations.......................................            .78
                                                                              --------
Less dividends from investment income--net.............................           (.07)
                                                                              --------
Net asset value, end of period.........................................      $   16.67
                                                                              --------
                                                                              --------
TOTAL INVESTMENT RETURN:**
  Based on net asset value per share...................................           4.93%#
                                                                              --------
                                                                              --------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.............................................................           1.39%*
                                                                              --------
                                                                              --------
  Investment income--net...............................................           1.02%*
                                                                              --------
                                                                              --------
SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).............................      $ 107,467
                                                                              --------
                                                                              --------
  Portfolio turnover...................................................          31.64%
                                                                              --------
                                                                              --------
  Average commission rate paid##.......................................             --
                                                                              --------
                                                                              --------


------------------

 * Annualized.

** Total investment returns exclude the effects of sales loads.
 + Commencement of operations.
++ Based on average shares outstanding during the period.
 # Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Trust is required to disclose its Average Commission Rate Paid per share for purchases and sales of equity securities. The Average Commission Rate Paid includes commissions paid in foreign currencies, which have been converted into U.S.
   dollars using the prevailing exchange rate on the date of the transaction.
   Such conversions may materially affect the rate shown. The Average Commission
   Rate Paid does not include certain transactions conducted on a principal basis, which do not incur commissions but may involve markups or markdowns reflected in the price at which such transactions are conducted.

                             SPECIAL CONSIDERATIONS

     Because of its emphasis on securities of companies with substantial natural resource assets, the Trust should be considered a vehicle for diversification and not as a balanced investment program.


     There are no prescribed geographic limits on companies in which the Trust may invest. Under certain economic, financial and political conditions, the Trust may be invested primarily in foreign securities. Investments in securities of foreign entities and denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic development and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Since the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Trust's assets denominated in that currency and the Trust's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.


     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a U.S. instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. In addition, certain foreign investments may be subject to foreign withholding taxes. Investors will be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their U.S. income taxes if more than 50% of the Trust's total assets at the close of any taxable year consist of stock or securities in foreign corporations. See 'Additional Information--Taxes'. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Trust are uninvested and no return is earned thereon. The inability of the Trust to make intended security purchases due to settlement problems could cause the Trust to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Trust due to subsequent declines in value of the portfolio security or, if the Trust has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     As indicated above, under certain circumstances, the Trust may invest a majority of its assets in gold-related companies or securities. Based on historic experience, during periods of economic or financial instability the securities of such companies may be subject to extreme price fluctuations, reflecting the high volatility of gold prices during such periods. In addition, the instability of gold prices may result in volatile earnings of gold-related companies which, in turn, may affect adversely the financial condition of such companies. Gold mining companies also are subject to the risks generally associated with mining operations.

     The major producers of gold include the Republic of South Africa, the Commonwealth of Independent States, Canada, the United States, Brazil and Australia. Sales of gold by the Commonwealth of Independent States are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, social and political developments within South Africa may affect significantly South African gold production.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Trust is a non-diversified, open-end management investment company. The investment objectives of the Trust are to achieve long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities (e.g., common stocks and securities convertible into common stocks) of domestic and foreign companies with substantial natural resource assets. The Trust also may invest in debt, preferred or convertible securities, the value of which is related to the market value of some natural resource asset ('asset-based securities'). See 'Asset-Based Securities' below. Management of the Trust will seek to identify securities it believes are attractively priced relative to the intrinsic value of the underlying natural resource assets or are especially well-positioned to benefit during particular portions of inflationary cycles. IT IS EXPECTED THAT WHEN MANAGEMENT OF THE TRUST ANTICIPATES SIGNIFICANT ECONOMIC, POLITICAL OR FINANCIAL INSTABILITY, SUCH AS HIGH INFLATIONARY PRESSURES OR UPHEAVAL IN FOREIGN CURRENCY EXCHANGE MARKETS, THE TRUST, IN SEEKING TO PROTECT THE PURCHASING POWER OF SHAREHOLDERS' CAPITAL, MAY INVEST A MAJORITY OF ITS ASSETS IN COMPANIES THAT EXPLORE FOR, EXTRACT, PROCESS OR DEAL IN GOLD OR IN ASSET-BASED SECURITIES INDEXED TO THE VALUE OF GOLD BULLION. Such a switch in investment strategies could require the Trust to liquidate portfolio securities and incur transaction costs. There can be no assurance that the objectives of the Trust will be realized.



     The Trust expects that, under normal circumstances, at least 65% of its total assets will be invested in the securities of issuers from at least three different countries (including the United States). For purposes of this policy, an issuer ordinarily will be considered to be located in the country under the laws of which it is organized or where the primary trading market of its securities is located. The Trust, however, may consider a company to be located in a country, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such country. The Trust also may consider closed-end investment companies to be located in the country or countries in which they primarily make their portfolio investments. For the risks attendant to investing in foreign securities, see 'Special Considerations' above.


     Management attempts to achieve the investment objectives of the Trust by seeking to identify securities of companies which, in its opinion, are undervalued relative to the value of natural resource holdings of such companies in light of current and anticipated economic or financial conditions. Natural resource assets are materials derived from natural sources which have economic value. The Trust will consider a company to have substantial natural resource assets when, in management's opinion, the company's holdings of the assets are of such magnitude, when compared to the capitalization, revenues or operating profits of the company, that changes in the economic value of the assets will affect the market price of the equity securities of such company. Generally, a company has substantial natural resource assets when at least 50% of the non-current assets, capitalization, gross revenues or operating profits of the company in the most recent or current fiscal year are involved in or result from, directly or indirectly through subsidiaries, exploring, mining, refining, processing, fabricating, dealing in or owning natural resource assets. Examples of natural resource assets include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gas), timber land, undeveloped real property and agricultural commodities. The Trust presently does not intend to invest directly in natural resource assets or contracts related thereto.

     Management of the Trust believes that, based upon past performance, the securities of specific companies that hold different types of substantial natural resource assets may move relatively independently of one another during different stages of inflationary cycles due to different degrees of demand for, or market values of, their respective natural resource holdings during particular portions of such inflationary cycles. The Trust's fully-managed investment approach enables it to switch its emphasis among various industry groups depending upon management's outlook with respect to prevailing trends and developments. The Trust may seek to hedge its portfolio partially by writing covered call options or purchasing put options on its portfolio holdings.

     The Trust at all times, except during defensive periods, will maintain at least 65% of its total assets invested in companies with substantial natural resource assets or in asset-based securities. Current income from dividends and interest will not be a primary consideration in selecting securities. The Trust reserves the right as a temporary defensive measure to hold short-term U.S. Government securities, money market securities, including repurchase agreements, or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant. The Trust reserves the right to hold short-term U.S. Government securities, money market securities, including repurchase agreements, or cash for redemptions. Except during extraordinary periods, the Trust would not expect that such securities or cash held for redemptions would exceed 20% of its total assets.


     The Trust may purchase securities that are not registered ('restricted securities') under the Securities Act of 1933, as amended (the 'Securities Act'), but can be offered and sold to 'qualified institutional buyers' under Rule 144A under the Securities Act. However, the Trust will not invest more than 15% of its net assets in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale, certain investments in asset-backed and receivable-backed securities and restricted securities, unless the Trust's Board of Trustees continuously determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Trustees may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations.


     The Board of Trustees carefully monitors the Trust's investments in these securities purchased pursuant to Rule 144A, focusing on such factors, among others, as valuation, liquidity and availability of information. These investments in securities purchased pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Trust to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

     The investment policies of the Trust described in the first and fifth paragraphs of this section are fundamental policies of the Trust and may not be changed without the approval of the holders of a majority of the Trust's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act').

ASSET-BASED SECURITIES


     The Trust may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. For the purposes of the Trust's investment policies, these securities are referred to as 'asset-based securities'. The Trust will purchase only asset-based securities which are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (that is AAA, AA, A or BBB by Standard & Poor's Ratings Services ('S&P') or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ('Moody's') or commercial paper rated A-1 by S&P or Prime-1 by Moody's) or of issuers that the Investment Adviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered 'investment grade,' may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If the asset-based security is backed by a bank letter of credit or other similar facility, the Investment Adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which the Trust may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Trust presently does not intend to invest directly in natural resource assets, the Trust would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.


OTHER INVESTMENT POLICIES AND PRACTICES

     Writing Covered Call Options. The Trust is authorized to write, i.e., sell, covered call options on the equity securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A call option is an option where the Trust, in return for a premium, gives another party a right to buy specified securities owned by the Trust at a specified future date and price set at the time of the contract. A call option is considered covered where the writer of the option owns the underlying securities. By writing covered call options, the Trust gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Trust's ability to sell the underlying security will be limited while the option is in effect unless the Trust effects a closing purchase transaction. A closing purchase transaction cancels out the Trust's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Trust may not write covered call options in underlying securities in an amount exceeding 15% of the market value of its total assets.


     Purchasing Put Options.  The Trust may purchase put options to hedge against a decline in the market value of its equity securities. By buying a put option, the Trust has a right to sell the underlying security at the exercise price, thus limiting the Trust's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Trust's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Trust will not purchase put options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Trust would exceed 5% of the market value of the Trust's total assets.


     Portfolio Transactions. In executing portfolio transactions, the Trust seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Trust generally seeks reasonably competitive commission rates, the Trust does not necessarily pay the lowest commission or spread available. The Trust contemplates that, consistent with its policy of obtaining the best net results, it will place orders for transactions with a number of brokers and dealers, including Merrill Lynch, an affiliate of the Investment Adviser. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Trust may receive orders for transactions by the Trust. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Investment Adviser and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. See 'Management of the Trust--Management and Advisory Arrangements'. In addition, consistent with the Conduct Rules of the NASD, management of the Trust may consider sales of shares of the Trust as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust. It is expected that the majority of the shares of the Trust will be sold by Merrill Lynch.


     The Trust anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States, although the Trust will endeavor to achieve the best net results in effecting such transactions.

     Forward Foreign Exchange Transactions. The Trust is authorized to deal in forward foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Trust's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Trust accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Trust or the payment of dividends and distributions by the Trust. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Trust will not speculate in forward foreign exchange. The Trust will not attempt to hedge all of its foreign portfolio positions. The Trust may not commit more than 15% of its total assets to position hedging contracts.

     Repurchase Agreements. The Trust may invest in securities pursuant to repurchase agreements of not more than seven days' duration. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or the primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In all instances, the Trust takes possession of the underlying securities when investing in repurchase agreements.

     Lending of Portfolio Securities. The Trust is authorized to lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions if it receives collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of this loan, the Trust receives income on both the loaned securities and the collateral and may thereby increase its yield.

INVESTMENT RESTRICTIONS


     The Trust's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamental policies may not be changed without the approval of the holders of a majority of the Trust's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Trust may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). In addition, the Trust may not borrow money or pledge its assets, except that the Trust (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. (However, at the present time, applicable law prohibits the Trust from purchasing securities on margin.) (The deposit or payment by the Trust of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin.) The purchase of securities while borrowings are outstanding will have the effect of leveraging the Trust. Such leveraging or borrowing increases the Trust's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.



     Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Trustees without shareholder approval. As a non-fundamental policy, the Trust will not invest in securities which cannot readily be resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets taken at market value would be invested in such securities. Notwithstanding the foregoing, the Trust may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to 'qualified institutional buyers' pursuant to Rule 144A under the Securities Act, provided that the Trust's Board of Directors determines, based on the trading markets for the specific Rule 144A security, that such securities are liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.


                            MANAGEMENT OF THE TRUST

TRUSTEES

     The Trustees of the Trust consist of six individuals, five of whom are not 'interested persons' of the Trust as defined in the Investment Company Act. The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Trustees of the Trust are:


     ARTHUR ZEIKEL*--President of the Investment Adviser and its affiliate, FAM; President and Director of Princeton Services, Inc. ('Princeton Services');

Executive Vice President of ML & Co.; and Director of the Distributor.


     DONALD CECIL--Special Limited Partner of Cumberland Partners (an investment partnership).


     M. COLYER CRUM--James R. Williston Professor of Investment Management Emeritus, Harvard Business School.


     EDWARD H. MEYER--Chairman of the Board of Directors, President and Chief Executive Officer of Grey Advertising Inc.

     JACK B. SUNDERLAND--President and Director of American Independent Oil Company, Inc. (an energy company).

     J. THOMAS TOUCHTON--Managing Partner of The Witt-Touchton Company (a private investment partnership).
---------------
* Interested person, as defined in the Investment Company Act, of the Trust.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company, acts as the investment adviser for the Trust and provides the Trust with management and investment advisory services. The Investment Adviser or its affiliate, FAM, acts as the investment adviser for more than 130 registered investment companies. The Investment Adviser also provides investment advisory services to individual and institutional accounts. As of October 31, 1996, the Investment Adviser and its affiliate had a total of $217.6 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser.


     The investment advisory agreement with the Investment Adviser (the 'Investment Advisory Agreement') provides that, subject to the direction of the Trustees of the Trust, the Investment Adviser is responsible for the actual management of the Trust's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Trustees. The Investment Adviser provides the portfolio manager for the Trust who considers analyses from various sources (including brokerage firms with which the Trust does business), makes the necessary investment decisions and places transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Trust and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.


     The Trust pays the Investment Adviser a monthly fee at the annual rate of 0.60% of the average daily net assets of the Trust. For the fiscal year ended July 31, 1996, the Investment Adviser earned a fee of $1,487,239 (based on average net assets of approximately $247.9 million).


     The Investment Advisory Agreement obligates the Trust to pay certain expenses incurred in its operations including, among other things, the investment advisory fee, legal and audit fees, registration fees, unaffiliated Trustees' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided for the Trust by the Investment Adviser and the Trust reimburses the Investment Adviser for its costs in connection with such services. For the fiscal year ended July 31, 1996, the Trust paid the Investment Adviser $61,383 for accounting services. For the fiscal year ended July 31, 1996, the ratio of total expenses to average net assets was 1.03% for Class A shares, 2.07% for Class B shares, 2.07% for Class C shares and 1.27% for Class D shares.


     The Investment Adviser has entered into a sub-advisory agreement
(the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly-owned subsidiary of ML & Co.
and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Trust in an amount to be determined from time to time by the Investment Adviser and MLAM U.K., but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.


     Peter A. Lehman is primarily responsible for the day-to-day management of the Trust's portfolio. Mr. Lehman has been a Vice President of the Investment Adviser and Portfolio Manager of the Trust since 1994 and an employee of the Investment Adviser since 1992.

CODE OF ETHICS

     The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act which incorporates the Code of Ethics of the Investment Adviser (together, the 'Codes'). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Trust investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the

Investment Adviser include a ban on acquiring any securities in a 'hot' initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading 'blackout periods' which prohibit trading by investment personnel of the Trust within periods of trading by the Trust in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the 'Transfer Agent'), which is a wholly-owned subsidiary of ML & Co., acts as the Trust's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the 'Transfer Agency Agreement'). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Trust pays the Transfer Agent a fee of $11.00 per Class A or Class D shareholder account and $14.00 per Class B or Class C shareholder account and the Transfer Agent is entitled to reimbursement for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For the fiscal year ended July 31, 1996, the total fee paid by the Trust to the Transfer Agent pursuant to the Transfer Agency Agreement was $586,173. At October 31, 1996, the Fund had 3,449 Class A shareholder accounts, 11,452 Class B shareholder accounts, 722 Class C shareholder accounts and 15,532 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $379,227 plus out-of-pocket expenses.


                               PURCHASE OF SHARES


     The Distributor, an affiliate of the Investment Adviser, FAM and Merrill Lynch, acts as the distributor of the shares of the Trust. Shares of the Trust are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Trust may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1.


     The Trust offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(Service Mark) System, as described below. The applicable offering price for purchase orders is based on the net asset value of the Trust next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the 'NYSE') (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the orders from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. The Trust or the Distributor may suspend the continuous offering of the Trust's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Trust. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.



     The Trust issues four classes of shares under the Merrill Lynch Select Pricing(Service Mark) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Trust with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(Service Mark) System is set forth under 'Merrill Lynch Select Pricing(Service Mark) System' on page 3.



     Each Class A, Class B, Class C and Class D share of the Trust represents an identical interest in the investment portfolio of the Trust and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Trust and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Trust for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See 'Distribution Plans' below. Each class has different exchange privileges. See 'Shareholder Services--Exchange Privilege'.

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Trust. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(Service Mark) System.

[CAPTION]

                                 ACCOUNT
                               MAINTENANCE   DISTRIBUTION
CLASS     SALES CHARGE(1)          FEE            FEE       CONVERSION FEATURE
-----     ---------------      -----------   ------------   ------------------

  A     Maximum 5.25%             No             No                 No
          initial sales
          charge(2)(3)
  B     CDSC for a period of     0.25      %    0.75      %  B shares convert
          four years, at                                        to D shares
          a rate of 4.0%                                       automatically
          during the first                                         after
          year, decreasing                                     approximately
          1.0% annually to                                     eight years(5)
          0.0%(4)
  C     1.0% CDSC for one        0.25      %    0.75      %         No
          year(6)
  D     Maximum 5.25%            0.25      %     No                 No
          initial sales
          charge(3)


(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See 'Initial Sales Charge
    Alternatives--Class A and Class D Shares--Eligible Class A Investors'.


(3) Reduced for purchases of $25,000 or more and waived for purchasers of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.



(4) The CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs.



(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans may be modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Trust are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be 'tacked' onto the holding period for the shares acquired.



(6) The CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs.


INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below:


                                                                   SALES LOAD AS    SALES LOAD AS        DISCOUNT TO
                                                                   PERCENTAGE OF    PERCENTAGE* OF     SELECTED DEALERS
                                                                     OFFERING       THE NET AMOUNT     AS PERCENTAGE OF
AMOUNT OF PURCHASE                                                     PRICE           INVESTED       THE OFFERING PRICE
----------------------------------------------------------------   -------------    --------------    ------------------
Less than $25,000...............................................        5.25%            5.54%               5.00%
$25,000 but less than $50,000...................................        4.75             4.99                4.50
$50,000 but less than $100,000..................................        4.00             4.17                3.75
$100,000 but less than $250,000.................................        3.00             3.09                2.75
$250,000 but less than $1,000,000...............................        2.00             2.04                1.80
$1,000,000 and over**...........................................        0.00             0.00                0.00

------------------

 * Rounded to the nearest one-hundredth percent.
** The initial sales charge may be waived on Class A and Class D share purchases of $1,000,000 or more, and on Class A share purchases in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.



     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Trust will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. For the fiscal year ended July 31, 1996, the Trust sold 470,673 Class A shares for aggregate net proceeds of $8,069,980. The gross sales charges for the sale of Class A shares of the Trust for that year were $3,515, of which $268 and $3,247 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended July 31, 1996, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended July 31, 1996, the Trust sold 1,953,059 Class D shares for aggregate net proceeds of $33,593,797. The gross sales charges for the sale of Class D shares of the Trust for that year were $31,319 of which $2,122 and $29,197 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended July 31, 1996, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.



     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Trust in a shareholder account, including participants in the Merrill Lynch

Blueprint(Service Mark) Program, are entitled to purchase additional Class A shares of the Trust in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(Service Mark) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Trustees of the Trust. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Trust also may purchase Class A shares of the Trust if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994). In addition, Class A shares of the Trust and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ('Senior Floating Rate Fund') and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ('Municipal Strategy Fund') and Merrill Lynch High Income Municipal Bond Fund, Inc. ('High Income Fund') who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Trust and certain other MLAM-advised mutual funds.



     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under 'Eligible Class A Investors'. See 'Shareholder Services--Fee-Based Programs'.



     Class A and Class D shares are offered at net asset value to Employee Access Accounts(Service Mark) available through qualified employers which provide employer-sponsored retirement and savings plans that are eligible to purchase such shares at net asset value. Class D shares of the Trust are offered at net asset value to shareholders of Municipal Strategy Fund and High Income

Fund who wish to purchase shares of the Trust with the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer by Municipal Strategy Fund or High Income Fund. This investment option is available only with respect to the proceeds of Municipal Strategy Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund prospectus) is applicable, or with respect to the proceeds of High Income Fund shares as to which no Early Withdrawal Charge (as defined in the High Income Fund prospectus) is applicable. Such Class D shares are offered subject to the conditions applicable to the offering of Class A shares of the Trust to shareholders of Senior Floating Rate Fund who wish to purchase shares of the Trust with the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer by Senior Floating Rate Fund, as described in the Statement of Additional Information under 'Purchase of Shares--Reduced Initial Sales Charges--Closed-End Fund Investment Option'.



     Class D shares are offered at net asset value without a sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.


     Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint(Service Mark) Program.


     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.


DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Trust and thereafter will be subject to lower continuing fees. See 'Conversion of Class B Shares to Class D Shares' below. Both Class B and Class C shares are subject to an account maintenance fee of

0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under 'Distribution Plans'. The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

     Class B and Class C shares are sold without an initial sales charge so that the Trust will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See 'Distribution Plans' below.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Trust in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Trust to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Trust, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Trust are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See 'Limitations on the Payment of Deferred Sales Charges' below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Trust exercising the exchange privilege described under 'Shareholder Services--Exchange Privilege' will continue to be subject to the Trust's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charges--Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


     The following table sets forth the rates of the Class B CDSC:

                                                                                CLASS B CDSC AS A

                                                                                  PERCENTAGE OF
YEAR SINCE PURCHASE                                                               DOLLAR AMOUNT
   PAYMENT MADE                                                                 SUBJECT TO CHARGE
-------------------                                                             -----------------
       0-1...................................................................          4.00%
       1-2...................................................................          3.00
       2-3...................................................................          2.00
       3-4...................................................................          1.00
       4 and thereafter......................................................          0.00

     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.


     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased on or after October 21, 1994).


     For the fiscal year ended July 31, 1996, the Distributor received CDSCs of $316,546 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.



     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ('IRA') or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the 'Code')) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also is waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in the Employee

Access Account(Service Mark) available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs. See 'Shareholder Services--Fee-Based Programs.'



Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. No Class C CDSC will be assessed in connection with redemptions to fund participation in certain fee-based programs. See 'Shareholder Services--Fee-Based Programs.'



     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     For the fiscal year ended July 31, 1996, the Distributor received CDSCs of $1,567 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


     Conversion of Class B Shares to Class D Shares. After approximately eight years (the 'Conversion Period'), Class B Shares will be converted automatically into Class D shares of the Trust. Class D shares are subject to an ongoing account maintenance fee of 0.25 % of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the 'Conversion Date') on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Trust in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Trust held in the account on the Conversion Date will be converted to Class D shares of the Trust.

     Share certificates for Class B shares of the Trust to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be "tacked" onto the holding period for the shares acquired.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ('Class B Retirement Plans'). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds.

Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.


     The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See 'Shareholder
Services--Fee-Based Programs.'


DISTRIBUTION PLANS

     The Trust has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a 'Distribution Plan') with respect to the account maintenance and/or distribution fees paid by the Trust to the Distributor with respect to such classes. The

Class B
and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Trust pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Trust attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Trust also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Trust attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Trust, including payments to financial consultants for selling Class B and Class C shares of the Trust. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Trust in that the deferred sales charges provide for the financing of the distribution of the Trust's Class B and Class C shares.


For the fiscal year ended July 31, 1996, the Trust paid the Distributor $1,100,129 pursuant to the Class B Distribution Plan (based on average net assets subject to such Class B Distribution Plan of approximately $110.0 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended July 31, 1996, the Trust paid the Distributor $27,207 pursuant to the Class C Distribution Plan (based on average net assets subject to such Class C Distribution Plan of approximately $2.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended July 31, 1996, the Trust paid the Distributor $277,750 pursuant to the Class D Distribution Plan (based on average net assets subject to such Class D Distribution Plan of approximately $111.1 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares. At October 31, 1996, the net assets of the Trust subject to the Class B Distribution Plan aggregated approximately $96.1 million. At this asset level, the annual fee payable pursuant to such Class B Distribution Plan would aggregate approximately $961,000. At October 31, 1996, the net assets of the Trust subject to the Class

C Distribution Plan aggregated approximately $4.9 million. At this asset level, the annual fee payable pursuant to such Class C Distribution Plan would aggregate approximately $49,000. At October 31, 1996, the net assets of the Trust subject to the Class D Distribution Plan aggregated approximately $113.0 million. At this asset level, the annual fee payable pursuant to such Class D Distribution Plan would aggregate approximately $282,000.


     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Board of Trustees each year for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a 'fully allocated accrual' basis and quarterly on a 'direct expense and revenue/cash' basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.


     As of December 31, 1995, for Class B shares, the fully allocated accrual revenues earned by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated accrual expenses for such period by approximately $6,305,000 (5.9% of Class B net assets at that date). As of July 31, 1996, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $40,650,134 (43.15% of Class B net assets at that date). Similar fully allocated accrual data for Class C shares is not presented because such revenues and expenses for the period October 21, 1994 (commencement of operations) to December 31, 1995 are de minimus. As of July 31, 1996, for Class C shares, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $24,276 (0.72% of Class C net assets at that date).



     The Trust has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares, and there is no assurance that the Board of Trustees of the Trust will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the

Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under 'Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares'.


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Trust, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Trust to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor


(referred to as the 'voluntary maximum') in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Trust will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Trust rather than to the Distributor, however, the Trust will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES


     The Trust is required to redeem for cash all shares of the Trust on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive on redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Trust at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The redemption request requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an 'eligible guarantor institution' (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of it may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.



     At various times, the Trust may be requested to redeem shares for which it has not yet received good payment. The Trust may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or a certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.


REPURCHASE


     The Trust will also repurchase shares through a shareholder's listed securities dealer. The Trust normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE on the day received, and such request is received by the Trust from such dealer not later than 30 minutes after the close of business on the NYSE (generally, 4:00 p.m. New York time) on the same day. Dealers have the responsibility to submit such repurchase requests to the Trust not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.


     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Trust (other than any applicable
CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Trust. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares to such customers. Redemptions directly through the Transfer Agent are not subject to the processing fee. The Trust reserves the right to reject any order for repurchase, which right of rejection might affect adversely shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Trust, however, may redeem shares as set forth above.



     Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.


REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES


     Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Trust at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.


                              SHAREHOLDER SERVICES


     The Trust offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Trust. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Trust by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are only available to U.S. investors. Included in the Trust's shareholder services are the following:


INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements also will show any other activity in the account since the preceding statement. Shareholders will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Trust, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his/her shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Trust, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

EXCHANGE PRIVILEGE


     U.S. shareholders of each class of shares of the Trust have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.


     Under the Merrill Lynch Select Pricing(Service Mark) System, Class A shareholders may exchange Class A shares of the Trust for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.


     Shares of the Trust which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Trust. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Trust is tacked to the holding period for the newly acquired shares of the other fund.


     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Trust exercising the exchange privilege will continue to be subject to the Trust's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Trust acquired through use of the exchange privilege will be subject to the Trust's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.
                                      30

     Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see 'Shareholder Services--Exchange Privilege' in the Statement of Additional Information.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS



     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Trust, without a sales charge, at the net asset value per share next determined after the close of the NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if the shareholder's account is maintained at the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.


SYSTEMATIC WITHDRAWAL PLANS


     A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(Registered), CBA(Registered) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(Registered)/CBA(Registered) Systematic Redemption Program, subject to certain conditions.


AUTOMATIC INVESTMENT PLANS


     Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(Registered) or CBA(Registered) accounts may arrange to have periodic investments made in the Trust in their CMA(Registered) or CBA(Registered) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement plans) through the CMA(Registered)/CBA(Registered) Automated Investment Program.




FEE-BASED PROGRAMS



     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a 'Program') may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (1-800-MER-FUND).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Investment Adviser is responsible for making the Trust's portfolio decisions, placing the Trust's brokerage business, evaluating the reasonableness of brokerage commissions and negotiating the amount of any commissions paid, subject to policies established by the Trust's Trustees and officers. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Trust with a number of brokers and dealers, including Merrill Lynch. In placing orders, it is the policy of the Trust to obtain the most favorable net results, taking into account various factors, including price, commissions, if any, size of the transaction and difficulty of execution. Where practicable, the Investment Adviser surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer which offers the Trust best price and execution or other services which are of benefit to the Trust. Securities firms also may receive brokerage commissions on transactions including covered call options written by the Trust and the sale of underlying securities upon the exercise of such options.


     The Trust does not use any particular broker or dealer, and brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Trust. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement. If in the judgment of the Investment Adviser the Trust will be benefited by supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, and the Investment Adviser may use such information in servicing its other accounts.


                                PERFORMANCE DATA


     From time to time, the Trust may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.


     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Trust with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees, distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Trust will include performance data for all classes of shares of the Trust in any advertisement or information including performance data of the Trust.

     The Trust also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements directed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See 'Purchase of Shares'. The Trust's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Trust at the beginning of each specified period.

     Total return figures are based on the Trust's historical performance and are not intended to indicate future performance. The Trust's total return will vary depending on market conditions, the securities comprising the Trust's portfolio, the Trust's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Trust will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.


     On occasion, the Trust may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or other industry publications. As with other performance data, performance comparisons should not be considered indicative of the Trust's relative performance for any future period. In addition, from time to time the Trust may include its risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature.


                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS


     It is the Trust's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid semi-annually. All net realized long- or short-term capital gains, if any, are distributed to the Trust's shareholders at least annually. Premiums from expired call options written by the Trust and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See 'Determination of Net Asset Value' below. Dividends and distributions may be reinvested automatically in shares of the Trust at net asset value without a sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Trust or received in cash. From time to time, the Trust may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of the Trust is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the sum of the market value of the securities held by the Trust plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.



     The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; in addition, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.



     Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities traded in the over-the-counter ('OTC') market are valued at the last available bid price in the OTC market prior to the time of valuation. When the Trust writes an option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options, or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Trust are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Trustees of the Trust.


TAXES


     The Trust intends to continue to qualify for the special tax treatment afforded regulated investment companies ('RICs') under the Code. If it so qualifies, the Trust (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the 'shareholders'). The Trust intends to distribute substantially all of such income.


     Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as 'ordinary income dividends') are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ('capital gain dividends') are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Any loss upon the sale or exchange of Trust shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust. Not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amounts of any ordinary income or capital gain dividends. A portion of the Trust's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Dividends and interest received by the Trust may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Trust. If more than 50% in value of the Trust's total assets at the close of its taxable year consists of securities of foreign corporations, the Trust will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Trust will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Trust's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Trust will report annually to its shareholders the amount per share of such withholding taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ('backup withholding'). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not 'regulated futures contracts' and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Trust's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Trust would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Trust shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Trust shares (assuming the shares were held as a capital asset).


     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Trust on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Trust will be disallowed if other Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Trust.

ORGANIZATION OF THE TRUST


     The Trust was organized on April 12, 1985 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a 'Massachusetts business trust'. The Trust is authorized to issue an unlimited number of shares of beneficial interest of $0.10 par value of different classes. At the date of this Prospectus, the shares of the Trust are divided into Class A, Class B, Class C and Class D shares. Shares of beneficial interest of Class A, Class B, Class C and Class D represent interests in the same assets of the Trust and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance of such shares and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See 'Purchase of Shares'. The Trustees of the Trust may classify and reclassify the shares of the Trust into additional classes of shares of beneficial interest at a future date. Shares issued are fully paid, non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus.


     The Declaration does not require that the Trust hold an annual meeting of shareholders. However, the Trust will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Trust. The Trust also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Trust or by a majority of the Trustees.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                            Merrill Lynch Financial Data Services, Inc.
                            P.O. Box 45289
                            Jacksonville, FL 32232-5289


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial

Data Services, Inc. at 800-637-3863.


SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Trust at the address or telephone number set forth on the cover page of this Prospectus.
                         ------------------------------

     The Declaration of Trust establishing the Trust, dated April 12, 1985, a copy of which, together with all amendments thereto (the 'Declaration'), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name 'Merrill Lynch Global Resources Trust' refers to the trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Trust, but the 'Trust Property' (as defined in the Declaration) only shall be liable.

                      [This page intentionally left blank]

      MERRILL LYNCH GLOBAL RESOURCES TRUST -- AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINT(SERVICE MARK) PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT(SERVICE MARK) PROGRAM APPLICATION BY CALLING TOLL FREE (800) 637-3766.
--------------------------------------------------------------------------------

1. SHARE PURCHASE APPLICATION

    I, being of legal age, wish to purchase: (choose one)

/ / Class A shares / / Class B shares / / Class C shares / / Class D shares of Merrill Lynch Global Resources Trust and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

    Basis for establishing an Investment Account:

        A. I enclose a check for $. . . . . . . . payable to Merrill Lynch
    Financial Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

        B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

1.  .....................................................  4.  .....................................................
2.  .....................................................  5.  .....................................................
3.  .....................................................  6.  .....................................................

Name ...........................................................................
     First Name                    Initial                    Last Name

Name of Co-Owner (if any) ......................................................
                        First Name            Initial            Last Name

Address...................................................

 ..........................................................  Name and Address of Employer..............................
                                                (Zip Code)

Occupation................................................  ..........................................................

 ..........................................................  ..........................................................

                    Signature of Owner                                                  Signature of Co-Owner (if any)

(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------

2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

  Ordinary Income Dividends                 Long-Term Capital Gains
  SELECT    / /  Reinvest                   SELECT    / /  Reinvest
  ONE:     / /  Cash                        ONE:     / /  Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   / / Check
or  / / Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Global Resources Trust Authorization Form.

SPECIFY TYPE OF ACCOUNT (CHECK ONE)   / / checking  / / savings

Name on your account ...........................................................

Bank Name ......................................................................

Bank Number .........................   Account Number .........................

Bank Address ...................................................................
I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor .........................................................

Signature of Depositor .........................   Date ........................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED 'VOID' OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

     MERRILL LYNCH GLOBAL RESOURCES TRUST -- AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
--------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

            Social Security Number or Taxpayer Identification Number

    Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under 'Additional Information--Taxes') either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ('IRS') has notified me that I am no longer subject thereto.

    INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 ......................................  .......................................
          Signature of Owner                 Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                  .................. , 19 ......
                                                                 Date of Initial
                                                Purchase

Dear Sir/Madam:

    Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Global Resources Trust or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

/ / $25,000    / / $50,000    / / $100,000    / / $250,000    / / $1,000,000

    Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Global Resources Trust Prospectus.

    I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Global Resources Trust held as security.

By: ...................................  .......................................

          Signature of Owner                      Signature of Co-Owner
                                          (If registered in joint parties, both
                                                       must sign)

    In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ..............................  (2) Name ..............................

Account Number ........................  Account Number ........................

--------------------------------------------------------------------------------
5. FOR DEALER ONLY

                         Branch Office, Address, Stamp


This form when completed should be mailed to:
Merrill Lynch Global Resources Trust
c/o Merrill Lynch Financial Data Services, Inc.
P.O. Box 45289
Jacksonville, Florida 32232-5289


We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases or sales made under a Letter of Intention, Automatic Investment Plan or Systematic Withdrawal Plan. We guarantee the Shareholder's signature.


 ...............................................................................
                            Dealer Name and Address

By:.............................................................................
                         Authorized Signature of Dealer

                                         .......................................
Branch Code   F/C No.                    F/C Last Name

Dealer's Customer Account No.

      MERRILL LYNCH GLOBAL RESOURCES TRUST -- AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL PLAN OR THE AUTOMATIC INVESTMENT PLAN ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT
REGISTRATION
                                            Social Security No.
                                            or Taxpayer Identification Number

Name of Owner  ..........................
Name of Co-Owner (if
any)  ...................................
                                            Account Number .....................
                                            (if existing account)
Address .................................
 .........................................

--------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of / / Class A or / / Class D shares in Merrill Lynch Global Resources Trust at cost or current offering price. Withdrawals to be made either (check one) / / Monthly on the 24th day of each month, or / / Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on . . . . . . . . . . . (month) or as soon as possible thereafter.

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE):
/ / $. . . . . . . or / /. . . . . . .% of the current value of / / Class A or / / Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: / / check or / / direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
    / / as indicated in Item 1.
    / / to the order of  .......................................................

Mail to (check one)
    / / the address indicated in Item 1.
    / / Name (please print)  ...................................................

Address  .......................................................................
         .......................................................................
      Signature of Owner  .......................  Date  .......................

      Signature of Co-Owner (if any)  ..........................................


(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.


SPECIFY TYPE OF ACCOUNT (CHECK ONE): / / checking / / savings
Name on your Account  ..........................................................
Bank Name  .....................................................................
Bank Number  .........................  Account Number  ........................
Bank Address ...................................................................
             ...................................................................
Signature of Depositor  ........................  Date  ........................
Signature of Depositor  ........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED 'VOID' OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

     MERRILL LYNCH GLOBAL RESOURCES TRUST -- AUTHORIZATION FORM (PART 2) --
                                  (CONTINUED)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

    I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ('ACH') debit on my checking account as described below each month to purchase (choose one)

/ / Class A shares  / / Class B shares  / / Class C shares  / / Class D shares of Merrill Lynch Global Resources Trust, subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Global Resources Trust as indicated below:

    Amount of each check or ACH debit $  .......................................
    Account Number  ............................................................

Please date and invest ACH debits on the 20th of each month beginning
 . . . . . . . . . . . . . or as soon thereafter as possible.
         (month)


I agree that you are preparing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of fund shares including liquidating shares of the Fund and credit my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.

 ......................................  .......................................
                 Date                            Signature of Depositor

                                         .......................................
                                                 Signature of Depositor
                                           (If joint account, both must sign)



                       AUTHORIZATION TO HONOR ACH DEBITS
                     DRAWN BY MERRILL LYNCH FINANCIAL DATA
                                 SERVICES, INC.

To  ....................................................................... Bank
                              (Investor's Bank)

Bank Address  ..................................................................
City  ............ State  ............ Zip Code  ...............................

As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc., I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.

 ......................................  .......................................
                 Date                            Signature of Depositor

 ......................................  .......................................
          Bank Account Number                    Signature of Depositor
                                           (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED
                   'VOID' SHOULD ACCOMPANY THIS APPLICATION.

                               INVESTMENT ADVISER
                         Merrill Lynch Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR
                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN
                              The Bank of New York
                        90 Washington Street, 12th Floor
                            New York, New York 10286

                                 TRANSFER AGENT
                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400


                                    COUNSEL
                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS





                                               PAGE
                                               ----
Fee Table...................................     2
Merrill Lynch Select Pricing(Service Mark)
  System....................................     3
Financial Highlights........................     8
Special Considerations......................    11
Investment Objectives and Policies..........    12
  Asset-Based Securities....................    14
  Other Investment Policies and Practices...    14
  Investment Restrictions...................    16
Management of the Trust.....................    16
  Trustees..................................    16
  Management and Advisory Arrangements......    17
  Code of Ethics............................    18
  Transfer Agency Services..................    18
Purchase of Shares..........................    18
  Initial Sales Charge Alternatives--
    Class A and Class D Shares..............    20
  Deferred Sales Charge Alternatives--
    Class B and Class C Shares..............    22
  Distribution Plans........................    25
  Limitations on the Payment of Deferred
    Sales Charges...........................    27
Redemption of Shares........................    28
  Redemption................................    28
  Repurchase................................    28
  Reinstatement Privilege--
    Class A and Class D Shares..............    29
Shareholder Services........................    29
  Investment Account........................    29
  Exchange Privilege........................    30
  Automatic Reinvestment of Dividends and
    Capital Gains Distributions.............    31

  Systematic Withdrawal Plans...............    31
  Automatic Investment Plans................    31
  Fee-Based Programs........................    31
Portfolio Transactions and Brokerage........    32
Performance Data............................    32
Additional Information......................    33
  Dividends and Distributions...............    33
  Determination of Net Asset Value..........    34
  Taxes.....................................    34
  Organization of the Trust.................    36
  Shareholder Reports.......................    37
  Shareholder Inquiries.....................    37
Authorization Form..........................    39




                                                               Code # 10301-1196

[LOGO]
Merrill Lynch
Global Resources Trust
                                     [Art]
PROSPECTUS




November 26, 1996


Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be
retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                      MERRILL LYNCH GLOBAL RESOURCES TRUST
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 o PHONE NO. (609) 282-2800

                            ------------------------

     The investment objectives of Merrill Lynch Global Resources Trust (the 'Trust') are to achieve long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. The Trust also may invest in debt, preferred or convertible securities, the value of which is related to the market value of some natural resource asset ('asset-based securities'). Management of the Trust will seek to identify securities it believes are attractively priced relative to the intrinsic value of related natural resource assets or are especially well-positioned to benefit during particular portions of inflationary cycles. The Trust's fully managed investment approach enables it to switch its emphasis among various natural resource industry groups depending upon management's outlook with respect to prevailing trends and developments. It is expected that when management of the Trust anticipates significant economic, political or financial instability, such as high inflationary pressures or upheaval in the foreign currency exchange markets, the Trust may invest a majority of its assets in gold-related securities. Current income from dividends and interest will not be a primary consideration in selecting securities.

                            ------------------------

     Pursuant to the Merrill Lynch Select Pricing(Service Mark) System, the Trust offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(Service Mark) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                            ------------------------


     This Statement of Additional Information of the Trust is not a prospectus and should be read in conjunction with the prospectus of the Trust, dated November 26, 1996 (the 'Prospectus'), which has been filed with the Securities and Exchange Commission (the 'Commission') and can be obtained, without charge, by calling or by writing the Trust at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                            ------------------------

              MERRILL LYNCH ASSET MANAGEMENT--INVESTMENT ADVISER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR


                            ------------------------


   The date of this Statement of Additional Information is November 26, 1996.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the Trust are to achieve long-term growth of capital and to preserve the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. The Trust may also invest in debt, preferred or convertible securities, the value of which is related to the market value of some natural resource asset ('asset-based securities'). See 'Asset-Based Securities' below. Reference is made to 'Investment Objectives and Policies' in the Prospectus for a discussion of the investment objectives and policies of the Trust.


     While the Trust generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to holding period if, in its management's judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the Trust's investment policies, under certain market conditions the Trust's portfolio turnover may be higher than that of other investment companies. Accordingly, while the Trust anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Trust's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal years ended July 31, 1995 and 1996 the Trust's rates of portfolio turnover were 31.64% and 26.48%, respectively.


ASSET-BASED SECURITIES


     The Trust may invest in debt securities, preferred stocks or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. For the purposes of the Trust's investment policies, these securities are referred to as 'asset-based securities'. The Trust will only purchase asset-based securities which are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (that is, AAA, AA, A or BBB by Standard & Poor's Ratings Services ('S&P') or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ('Moody's') or commercial paper rated A-1 by S&P or Prime-1 by Moody's) or of issuers that Merrill Lynch Asset Management, L.P. ('MLAM' or the 'Investment Adviser') has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered 'investment grade', may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If the asset-based security is backed by a bank letter of credit or other similar facility, the Investment Adviser may take such backing into consideration in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource assets.


     The Trust will not acquire asset-based securities for which no established secondary trading market exists if at the time of acquisition more than 15% of its total assets are invested in securities which are not readily marketable. The Trust may invest in asset-based securities without limit when it has the option to put such securities to the issuer or a stand-by bank or broker and receive the principal amount or redemption price thereof less transaction costs on no more than seven days' notice or when the Trust has the right to convert such securities into a readily marketable security in which it could otherwise invest upon not less than seven days' notice.

     The asset-based securities in which the Trust may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. The Trust's holdings of such securities therefore might not generate appreciable current income, and the return from such securities primarily will be from any profit on the sale, maturity or conversion thereof at a time when the price of the related asset is higher than it was when the Trust purchased such securities.

OTHER INVESTMENT POLICIES AND PRACTICES

     Writing Covered Call Options. The Trust is authorized to write, i.e., sell, covered call options on the equity securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A call option is an option where the Trust, in return for a premium, gives another party a right to buy specified securities owned by the Trust at a specified future date and price set at the time of the contract. A call option is considered covered where the writer of the option owns the underlying securities. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Trust gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Trust's ability to sell the underlying security will be limited while the option is in effect unless the Trust effects a closing purchase transaction. A closing purchase transaction cancels out the Trust's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Trust may not write covered call options in underlying securities in an amount exceeding 15% of the market value of its total assets.

     The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.


     All options referred to herein and in the Prospectus are options issued by The Options Clearing Corporation (the 'Clearing Corporation') which are currently traded on the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange or the New York Stock Exchange (the 'NYSE'). An option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Trust will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspension or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.


     Purchasing Put Options. The Trust may purchase put options to hedge against a decline in the market value of its equity holdings. By buying a put the Trust has a right to sell the underlying security at the exercise price, thus limiting the Trust's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Trust's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The

Trust will purchase only put options traded on an Exchange. The Trust will not purchase put options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Trust would exceed 5% of the market value of the Trust's total assets.

     Forward Foreign Exchange Transactions. Generally, the foreign exchange transactions of the Trust will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 0.15 of one percent due to the costs of converting from one currency to another. However, the Trust has authority to deal in forward foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Trust's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Trust accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Trust or the payment of dividends and distributions by the Trust. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Trust will not speculate in forward foreign exchange. The Trust may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Trust enters into a position hedging transaction, its custodian bank will place cash or liquid equity or debt securities in a separate account of the Trust in an amount equal to the value of the Trust's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Trust's commitment with respect to such contracts. The Trust will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the management of the Trust. The Trust will not enter into a forward contract with a term of more than one year.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Trust to hedge against a devaluation that is so generally anticipated that the Trust is not able to contract to sell the currency at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, the Trust may have to limit its currency transactions to qualify as a regulated investment company under the Internal Revenue Code; in this regard, the Trust presently intends to limit its gross income from currency hedging transactions to less than 10% of its gross income in any taxable year until such time as the Trust determines that income from the transactions is not subject to this restriction. The cost to the Trust of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

     Repurchase Agreements. The Trust may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or the primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Trust will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Trust but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Trust may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Trust shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Trust would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

     Lending of Portfolio Securities.  Subject to current investment restriction
(4) below, the Trust may lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the United States Government which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Trust, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Trust. Alternatively, if securities are delivered to the Trust as collateral, the Trust and the borrower negotiate a rate for the loan premium to be received by the Trust for lending its portfolio securities. In either event, the total yield on the Trust's portfolio is increased by loans of its portfolio securities. The Trust will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Trust may pay reasonable finder's, administrative and custodial fees in connection with such loans.

INVESTMENT RESTRICTIONS

     In addition to the investment policies and restrictions set forth in the

Prospectus, the Trust has adopted a number of fundamental and non-fundamental investment policies and restrictions. The fundamental policies and restrictions set forth below may not be changed without the approval of the holders of a majority of the Trust's outstanding voting shares, which for this purpose means the lesser of (a) 67% of the shares represented at a meeting where more than 50% of the outstanding shares of the Trust are represented or (b) more than 50% of the outstanding shares of the Trust. Unless otherwise provided, all references to the assets of the Trust below are in terms of current market value. The Trust may not:

          1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Trust may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Trust may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Trust's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.


          6. Borrow money, except that (i) the Trust may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act')) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Trust may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Trust may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Trust may purchase securities on margin to the extent permitted by applicable law. The Trust may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Trust's investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.



          7. Underwrite securities of other issuers except insofar as the Trust technically may be deemed an underwriter under the Securities Act of 1933, as amended (the 'Securities Act') in selling portfolio securities.

          8. Purchase or sell commodities or contracts on commodities, except to the extent that the Trust may do so in accordance with applicable law and the Trust's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.


     In addition, the Trust has adopted non-fundamental restrictions which may be changed by the Board of Trustees. Under the non-fundamental investment restrictions, the Trust may not:


          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.


          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Trust currently does not intend to engage in short sales, except short sales 'against the box.'



          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Trustees of the Trust have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Trust's Board of Trustees are not subject to the limitations set forth in this investment restriction.

          d. Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets except that the Trust may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 10% (taken at the market value) of its total assets and pledge its assets to secure such borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.) The Trust will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

                            ------------------------


     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch') with the Trust, the Trust is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to a permissive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which Merrill Lynch acts as principal and purchases of securities from underwriting syndicates of which Merrill Lynch is a member.


                            MANAGEMENT OF THE TRUST
TRUSTEES AND OFFICERS


     Information about the Trustees and executive officers of the Trust, including their ages and their principal occupations for at least the last five years is set forth below. Unless otherwise noted, the address of each Trustee and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.



     ARTHUR ZEIKEL (64)--President and Trustee (1)(2)--President of the Investment Adviser (which term as used herein includes the Investment Adviser's corporate predecessors) since 1977; President of Fund Asset Management, L.P. ('FAM') (which term as used herein includes FAM's corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ('Princeton Services') since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ('ML & Co.') since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the 'Distributor') since 1977.



     DONALD CECIL (69)--Trustee (2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.



     M. COLYER CRUM (64)--Trustee (2)--Soldiers Field Road, Boston, Massachusetts 02163. Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School, James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996; Director of Cambridge Bancorp and Sun Life Assurance Company of Canada.



     EDWARD H. MEYER (69)--Trustee (2)--777 Third Avenue, New York, New York

10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Harman International Industries, Inc. and Ethan Allen Interiors, Inc.



     JACK B. SUNDERLAND (68)--Trustee (2)--P.O. Box 7, West Cornwall, Connecticut 06796. President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Member of Council on Foreign Relations since 1971.

     J. THOMAS TOUCHTON (57)--Trustee (2)--Suite 3405, One Tampa City Center, Tampa, Florida 33602. Managing Partner of The Witt-Touchton Company and its predecessor The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).



     TERRY K. GLENN (56)--Executive Vice President (1)(2)--Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.



     NORMAN R. HARVEY (63)--Senior Vice President (1)(2)--Senior Vice President of the Investment Adviser and FAM since 1982; Senior Vice President of Princeton Services since 1993.



     DONALD C. BURKE (36)--Vice President (1)(2)--Vice President and Director of Taxation of the Investment Adviser since 1990; Employee of Deloitte & Touche LLP from 1982 to 1990.


     EDWARD P. IX, JR. (62)--Vice President (1)--Vice President of the Investment Adviser since 1987 and employee of the Investment Adviser since 1985.

     PETER A. LEHMAN (37)--Vice President (1)--Vice President of the Investment Adviser since 1994 and employee of the Investment Adviser since 1992.


     GERALD M. RICHARD (47)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer of the Distributor since 1984.




     MARK B. GOLDFUS (50)--Secretary (1)(2)--Vice President of the Investment Adviser and FAM since 1985.


------------------

(1) Interested person, as defined in the Investment Company Act, of the Trust.

(2) Such Trustee or officer is a director or officer of certain other investment companies for which the Investment Adviser or FAM acts as investment adviser.


     At October 31, 1996, the Trustees and officers of the Trust as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Trust. At that date, Mr. Zeikel, a Trustee and officer of the Trust, and the other officers of the Trust owned less than 1/4 of 1% of the outstanding common stock of ML & Co.



COMPENSATION OF TRUSTEES



     The Trust pays each Trustee not affiliated with the Investment Adviser a fee of $3,500 per year plus $500 per meeting attended. The Trust also pays each member of its Audit Committee, which consists of all unaffiliated Trustees, a fee of $2,500 per year and the chairman of the Committee an additional annual fee of $1,000. The Trust reimburses each unaffiliated Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings. For the fiscal year ended July 31, 1996, fees and out-of-pocket expenses paid to the unaffiliated Trustees aggregated $38,226.



     The following table sets forth, for the fiscal year ended July 31, 1996, compensation paid by the Trust to the non-interested Trustees and, for the calendar year ended December 31, 1995, the aggregate compensation paid by all registered investment companies advised by MLAM and its affiliate, FAM ('MLAM/FAM Advised Funds'), to the non-interested Trustees.


                                                              PENSION OR RETIREMENT         AGGREGATE COMPENSATION FROM
                                            COMPENSATION     BENEFITS ACCRUED AS PART            FUND AND MLAM/FAM

NAME OF DIRECTOR                           FROM THE TRUST        OF FUND EXPENSES        ADVISED FUNDS PAID TO TRUSTEES(1)
----------------------------------------   --------------    ------------------------    ---------------------------------
Donald Cecil............................       $9,000                  None                          $ 271,850
M. Colyer Crum..........................       $8,000                  None                          $ 126,600
Edward H. Meyer.........................       $8,000                  None                          $ 239,225
Jack B. Sunderland......................       $8,000                  None                          $ 134,600
J. Thomas Touchton......................       $8,000                  None                          $ 134,600


------------------

(1) The Trustees serve on the boards of MLAM/FAM-Advised Funds as follows: Mr. Cecil (36 registered investment companies consisting of 36 portfolios); Mr. Crum (18 registered investment companies consisting of 18 portfolios); Mr. Meyer (36 registered investment companies consisting of 36 portfolios); Mr. Sunderland (20 registered investment companies consisting of 29 portfolios); and Mr. Touchton (20 registered investment companies consisting of 29 portfolios).


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to 'Management of the Trust--Management and Advisory Arrangements' in the Prospectus for certain information concerning the management and advisory arrangements of the Trust.

     The Investment Advisory Agreement provides that, subject to the direction of the Board of Trustees of the Trust, the Investment Adviser is responsible for the actual management of the Trust's portfolio and for the review of the Trust's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Trustees. The Investment Adviser supplies the portfolio managers for the Trust who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Trust and is required to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.


     Securities held by the Trust also may be held by or be appropriate investments for other funds for which the Investment Adviser or FAM acts as an adviser or by investment advisory clients of the Investment Adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Trust or other funds for which the Investment Adviser or FAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.



     As compensation for its services to the Trust the Investment Adviser receives from the Trust at the end of each month a fee based on the average daily value of the Trust's net assets at the annual rates of 0.60% of the daily net assets of the Trust. For the fiscal years ended July 31, 1994, 1995 and 1996, the total advisory fees paid by the Trust to the Investment Adviser aggregated $1,351,581, $1,832,048 and $1,487,239, respectively.


     The Investment Adviser provides the investment advisory services and pays all compensation of and furnishes office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees for Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. The Trust pays all other expenses incurred, except for some incurred by the Distributor, in the operation of the Trust including, among others, taxes, expenses for legal and auditing services, charges of the custodian and the transfer agent, expenses of issuing and redeeming shares, brokerage costs, Commission and other registration fees, all expenses of shareholders' and Trustee's meetings, and certain of the expenses of printing prospectuses, statements of additional information, proxies, reports to shareholders, and share certificates. Accounting services are provided to the Trust by the Investment Adviser, who is reimbursed by the Trust for the costs in connection with such services. The Distributor will pay the promotional expenses incurred in connection with the offering of shares of the Trust. See 'Purchase of Shares--Distribution Plans'.

     The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are 'controlling persons' of the Investment Adviser (as defined under the Investment Company Act) because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Trustees or, if submitted to a meeting of shareholders, by a majority of the voting securities and (b) by a majority of Trustees who are neither parties to such contract nor interested persons, as defined in the Investment Company Act, of any such party. Such contract is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either party or by the vote of the shareholders of the Trust.

                               PURCHASE OF SHARES

     Reference is made to 'Purchase of Shares' in the Prospectus for certain information as to the purchase of Trust shares.


     The Trust issues four classes of shares under the Merrill Lynch Select Pricing(Service Mark) System: Class A and Class D shares are sold to investors choosing the initial sales charge alternatives, and Class B and Class C shares are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Trust represents identical interests in the investment portfolio of the Trust, and has the same rights except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See 'Shareholder Services--Exchange Privilege'.


     The Merrill Lynch Select Pricing(Service Mark) System is used by more than 50 registered investment companies advised by the Investment Adviser or its affiliate, FAM. Funds advised by the Investment Adviser or FAM which use the Merrill Lynch Select Pricing(Service Mark) System are referred to herein as 'MLAM-advised mutual funds'.


      The Trust has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Trust (the 'Distribution Agreements'). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Trust. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES


     During the fiscal years ended July 31, 1994, 1995, and 1996, gross sales charges on the sale of Class A shares totaled $177,162, $104,144 and $3,515, respectively, of which approximately $12,408, $6,956 and $268, respectively, was received by the Distributor and approximately $164,754, $97,188 and $3,247, respectively, was paid to Merrill Lynch as a selected dealer. For the fiscal years referenced above, the Distributor received no contingent deferred sales charges ('CDSCs') with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. The gross sales charges for the sale of the Trust's Class D shares for the period October 21, 1994 (commencement of operations) to July 31, 1995 totaled $53,122, of which the Distributor received $3,459 and Merrill Lynch received $49,663. During such period, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver. During the fiscal year ended July 31, 1996, gross sales charges on the sale of Class D shares totalled $31,319, of which approximately $2,122 was received by the Distributor and approximately $29,197 was paid to Merrill Lynch as selected dealer. During such period, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver. For information as to brokerage commissions received by Merrill Lynch, see 'Portfolio Transactions and Brokerage'.



     The term 'purchase', as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Trust, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term 'purchase' also includes purchases by any 'company', as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Trust or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


REDUCED INITIAL SALES CHARGES

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Trust subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Trust and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Trust or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Trust's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or

Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A or Class D shares of the Trust and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period while remaining registered in the name of the purchaser for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Trust that creates a sales charge will count toward completing a new or existing Letter of Intention from the Trust.

     Merrill Lynch Blueprint(Service Mark) Program. Class D shares of the Trust are offered to participants in the Merrill Lynch Blueprint(Service Mark) Program ('Blueprint'). In addition, participants in Blueprint who own Class A shares of the Trust may purchase additional Class A shares of the Trust through Blueprint. The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of the Trust through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A and Class D shares of the Trust are being offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.



     Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the 'IRA Rollover Program') available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer sponsored retirement and savings plans (as defined below) whose trustee and/or plan sponsor has entered into the IRA Rollover Program Service Agreement.


     Orders for purchases and redemptions of Class A or Class D shares of the Trust may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(Service Mark) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     TMA(Service Mark) Managed Trusts. Class A shares are offered at net asset value to TMA(Service Mark) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.


     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.



     Employee Access Accounts(Service Mark). Class A or Class D shares are offered at net asset value to Employee Access Accounts(Service Mark) available through qualified employers that provide employer-sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.




     Closed-End Fund Investment Option. Class A shares of the Trust and other MLAM-advised mutual funds ('Eligible Class A shares') are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or FAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(Service Mark) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) Class D shares of the Fund and other MLAM-advised mutual funds ('Eligible Class D shares'), if the following conditions are met: first, the sale of the closed-end fund shares must be made through Merrill Lynch and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares; second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering; third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account; and fourth, there must be a minimum purchase of $250 to be eligible for the investment option.



     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Trust. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Trust and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Trust, except that shareholders already owning Class A shares of the Trust will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an 'eligible fund') must sell his or her shares of common stock of the eligible fund (the 'eligible shares') back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Trust. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Trust on such day.




     Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLAM-advised investment companies, directors and employees of ML & Co. and its subsidiaries (the term 'subsidiaries', when used herein with respect to ML & Co., includes the Investment Adviser, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Trust at net asset value.



     Class D shares of the Trust are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis. Second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Trust, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.



     Class D shares of the Trust are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ('notice'), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Trust with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.



     Class D shares of the Trust will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual funds and that such shares of other mutual funds have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.



     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Trust which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Trust. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Trust; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Trust's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Trust may acquire through such transactions restricted or illiquid securities to the extent the Trust does not exceed the applicable limits on acquisition of such securities set forth under 'Investment Objectives and Policies' herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

     Reference is made to 'Purchase of Shares--Distribution Plans' in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a 'Distribution Plan') with respect to the account maintenance and/or distribution fees paid by the Trust to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Trust and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not 'interested persons' of the Trust, as defined in the Investment Company Act (the 'Independent Trustees'), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that such Distribution Plan will benefit the Trust and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Trust. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Trust without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Trust preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the 'NASD') imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Trust, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Trust to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the 'voluntary maximum') in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Trust will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Trust rather than to the Distributor; however, the Trust will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


     The following table sets forth comparative information as of July 31, 1996 with respect to the Class B and Class C shares of the Trust, indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum.




               DATA CALCULATED AS OF JULY 31, 1996 (IN THOUSANDS)



                                                                                                                      ANNUAL
                                                 ALLOWABLE   ALLOWABLE                   AMOUNT                    DISTRIBUTION
                                     ELIGIBLE    AGGREGATE    INTEREST    MAXIMUM      PREVIOUSLY     AGGREGATE   FEES AT CURRENT
                                      GROSS        SALES     ON UNPAID     AMOUNT       PAID TO        UNPAID        NET ASSET
CLASS B                              SALES(1)     CHARGES    BALANCE(2)   PAYABLE    DISTRIBUTOR(3)    BALANCE       LEVEL(4)
----------------------------------  ----------   ---------   ----------   --------   --------------   ---------   ---------------
Under NASD Rule as Adopted........  $1,329,503    $83,093     $ 57,483    $140,576      $ 51,344       $89,232         $ 706
Under Distributor's Voluntary
  Waiver..........................  $1,329,503    $83,093     $  6,647    $ 89,740      $ 51,344       $38,396         $ 706
CLASS C
----------------------------------
Under NASD Rule as Adopted........  $    7,014    $   438     $     50    $    488      $      42      $   446         $  25


------------------
(1) Purchase price of all eligible Class B or Class C shares sold during the period indicated other than shares acquired through dividend reinvestment and the exchange privilege.

(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD maximum sales charge rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 6, 1993 under the distribution plan in effect at that time, at the 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See 'Purchase of Shares--Distribution Plans' in the Prospectus.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.

                              REDEMPTION OF SHARES

     Reference is made to 'Redemption of Shares' in the Prospectus for certain information as to the redemption and repurchase of Trust shares.


     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or such

Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Trust is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Trust.


DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

     As discussed in the Prospectus under 'Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares', while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived (i) on redemptions of Class B shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ('IRA') or other retirement plan or (ii) on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended July 31, 1994, 1995 and 1996, the Distributor received CDSCs of $188,148, $469,660 and $316,546, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the fiscal year ended July 31, 1996 and the period October 21, 1994 (commencement of operations) to July 31, 1995, the Distributor received CDSCs of $1,567 and $1,502, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


     Merrill Lynch Blueprint(Service Mark) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Trust are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint by members of such affinity groups. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Trust will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(Service Mark) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.


     Retirement Plans. Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value has the option of purchasing Class A or Class D shares at the sales charge schedule disclosed in the Prospectus, or if the Retirement Plan meets the following requirements, then it may purchase Class B shares with a waiver of the CDSC upon redemption. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares. 'Eligible 401(k) Plan' is defined as a retirement plan qualified under
Section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. The CDSC is also waived for redemptions from a 401(a) plan qualified under the Code, provided, however, that such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares of MLAM-advised mutual funds ('Eligible 401(a) Plan'). Other tax qualified retirement plans within the meaning of Section 401(a) or 401(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch also may purchase Class B shares with a waiver of the CDSC. The CDSC also is waived for any Class B shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) Plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all of the above-referenced Retirement Plans. The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Reference is made to 'Portfolio Transactions and Brokerage in the Prospectus.'


     The Investment Adviser is responsible for making the Trust's portfolio decisions, placing the Trust's brokerage business, evaluating the reasonableness of brokerage commissions and negotiating the amount of any commissions paid, subject to policies established by the Trust's Trustees and officers. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Trust with a number of brokers and dealers, including Merrill Lynch. In placing orders, it is the policy of the Trust to obtain the most favorable net results, taking into account various factors, including price, commissions, if any, size of the transaction and difficulty of execution. Where practicable, the Investment Adviser surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer which offers the Trust best price and execution or other services which are of benefit to the Trust. Securities firms also may receive brokerage commissions on transactions including covered call options written by the Trust and the sale of underlying securities upon the exercise of such options. In addition, consistent with the Conduct Rules of the NASD and policies established by the Trust's Trustees, the Investment Adviser may consider sales of shares of the Trust as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust.



     For the fiscal year ended July 31, 1994, the Trust paid total brokerage commissions of $632,276, of which $4,800 or 0.76% was paid to Merrill Lynch for effecting 2.15% of the aggregate dollar amount of transactions in which the Trust paid brokerage commissions. For the fiscal year ended July 31, 1995, the Trust paid total brokerage commissions of $588,382, of which $20,069 or 3.41% was paid to Merrill Lynch for effecting 3.58% of the aggregate dollar amount of transactions in which the Trust paid brokerage commissions. For the fiscal year ended July 31, 1996, the Trust paid total brokerage commissions of $578,500 of which $22,095 or 3.8% was paid to Merrill Lynch for effecting 4.0% of the aggregate dollar amount of transactions in which the Trust paid brokerage commissions.


     The Trust does not use any particular broker or dealer, and brokers who provide supplemental investment research to the Investment Adviser (including Merrill Lynch) may receive orders for transactions by the Trust. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement. If in the judgment of the Investment Adviser the Trust will be benefitted by supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, and the Investment Adviser may use such information in servicing its other accounts.


     The Trust invests in securities traded in the over-the-counter ('OTC') market and, where possible, deals directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Trust, including Merrill Lynch, will not serve as the Trust's dealer in such transactions. However, affiliated persons of the Trust may serve as its broker in OTC transactions conducted on an agency basis.

     The Trust may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADR's are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets.

     The Trustees of the Trust have considered the possibilities of recapturing for the benefit of the Trust brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fee paid by the Trust to the Investment Adviser. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time. The Investment Adviser has arranged for the Trust's custodian to receive any tender offer solicitation fees on behalf of the Trust payable with respect to portfolio securities of the Trust.

     Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust, and annual statements as to aggregate compensation will be provided to the Trust.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of the Trust is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE (generally, 4:00 P.M., New York time) on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The Trust also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on such day the Trust is required to sell or redeem shares. Net asset value is determined by adding the total market value of all securities held by the Trust plus cash or other assets (including interest and dividends accrued but not yet received) less all liabilities of the Trust (including accrued expenses). The amount remaining is divided by the total number of shares outstanding and rounded to the nearest cent to arrive at the net asset value of each share. Expenses, including investment advisory fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover the per share net asset value of Class B and Class C shares generally will be lesser than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Trust. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.


     Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. When the Trust writes an option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options, or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Trust are valued at their last sale price in the case of exchange traded options or, in the case of options traded in the OTC market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Trustees of the Trust.


                              SHAREHOLDER SERVICES

     The Trust offers a number of shareholder services summarized below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Trust, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT


     Each shareholder whose account is maintained at Merrill Lynch Financial Data Services, Inc. (the 'Transfer Agent') has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. The statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gains distributions. The statements also will show any other activity in the account since the previous statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.


     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.


     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Trust, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Trust, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.


AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Trust is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Trust through Blueprint, no minimum charge to the investor's bank account is required. Investors who maintain CMA(Registered) or CBA(Registered) accounts may arrange to have periodic investments made in the Trust in their CMA(Registered) or CBA(Registered) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA(Registered) or CBA(Registered)Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Trust. Such reinvestment will be at the net asset value of shares of the Trust as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their ordinary income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

     Shareholders may, at any time, notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Trust or vice versa and, commencing ten days after receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

     A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Trust having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her Class

A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Class A or Class D shares of the Trust, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Trust, the Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Trust will not knowingly accept purchase orders for Class A or Class D shares of the Trust from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.



     Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(Registered), CBA(Registered) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(Registered)/CBA(Registered) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to a shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA(Registered)/CBA(Registered) Systematic Redemption Program is not available if Trust shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(Registered)/CBA(Registered) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.


RETIREMENT PLANS

     Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Trust and in certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for such account. Information with respect to these plans is available upon request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1.

     Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE


     Shareholders of each class of shares of the Trust have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing(Service Mark) System, Class A shareholders may exchange Class A shares of the Trust for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Trust is 'tacked' to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.


     Exchanges of Class A or Class D shares outstanding ('outstanding Class A or Class D shares') for Class A or Class D shares of another MLAM-advised mutual fund ('new Class A or Class D shares') are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the 'sales charge previously paid' shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Trust generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

     In addition, each of the funds with Class B and Class C shares outstanding ('outstanding Class B or Class C shares') offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ('new Class B or Class C shares') on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Trust exercising the exchange privilege will continue to be subject to the Trust's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Trust acquired through use of the exchange privilege will be subject to the Trust's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is 'tacked' to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Trust for those of Merrill Lynch Special Value Fund, Inc. ('Special Value Fund') after having held the Trust Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by 'tacking' the two and a half-year holding period of Trust Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.


     Shareholders also may exchange shares of the Trust into shares of a money market fund advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Trust may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Trust for shares of Merrill Lynch Institutional Fund ('Institutional Fund') after having held the Trust Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Trust been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption, the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.



     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.



     To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant, who will advise the Trust of the exchange. Shareholders of the Trust, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Trust reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Trust reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Trust intends to distribute all of its net investment income, if any. Dividends from such net investment income will be paid semi-annually. All net realized long- or short-term capital gains, if any, will be distributed to the Trust's shareholders at least annually. See 'Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions' for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Trust. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Trust or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See 'Determination of Net Asset Value'.

TAXES

     The Trust intends to continue to qualify for the special tax treatment afforded regulated investment companies ('RICs') under the Internal Revenue Code of 1986, as amended (the 'Code'). If it so qualifies, the Trust (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the 'shareholders'). The Trust intends to distribute substantially all of such income.

     Dividends paid by the Trust from its ordinary income or from an excess of its net short-term capital gains over net long-term capital losses (together referred to hereafter as 'ordinary income dividends') are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ('capital gain dividends') are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Any loss upon the sale or exchange of Trust shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust. Not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Trust's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Trust will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission's rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which such dividend was declared.


     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.


     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ('backup withholding'). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Dividends and interest received by the Trust may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Trust. If more than 50% in value of the Trust's total assets at the close of its taxable year consists of securities of foreign corporations, the Trust will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Trust will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Trust's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Trust will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Trust will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Trust on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Trust will be disallowed if other Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Trust intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.


TAX TREATMENT OF OPTIONS AND FORWARD FOREIGN EXCHANGE TRANSACTIONS


     The Trust may write, purchase or sell options, futures and forward foreign exchange contracts. Options and forward foreign exchange contracts that are 'Section 1256 contracts' will be 'marked to market' for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Trust elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from
Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Trust may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Trust solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.



     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Trust may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.


     Code Section 1092, which applies to certain 'straddles,' may affect the taxation of the Trust's sales of securities and transactions in options and forward foreign exchange contracts. Under Section 1092, the Trust may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options and forward foreign exchange contracts.


     One of the requirements for qualification as a RIC is that less than 30% of the Trust's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Trust may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from 'foreign currencies' and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Trust qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Trust.

     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not 'regulated futures contracts' and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Trust may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Trust. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Trust's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Trust would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Trust shares, and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Trust shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Trust solely to reduce the risk of currency fluctuations with respect to its investments.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Trust.

                                PERFORMANCE DATA

     From time to time, the Trust may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Trust's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Trust also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charge, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Trust for the periods indicated.

                                                       CLASS A SHARES*                            CLASS B SHARES
                                            --------------------------------------    --------------------------------------
                                                                    REDEEMABLE                                REDEEMABLE
                                                                    VALUE OF A                                VALUE OF A
                                             EXPRESSED AS A        HYPOTHETICAL        EXPRESSED AS A        HYPOTHETICAL
                                            PERCENTAGE BASED     $1,000 INVESTMENT    PERCENTAGE BASED     $1,000 INVESTMENT
                                            ON A HYPOTHETICAL       AT THE END        ON A HYPOTHETICAL       AT THE END
                 PERIOD                     $1,000 INVESTMENT      OF THE PERIOD      $1,000 INVESTMENT      OF THE PERIOD
-----------------------------------------   -----------------    -----------------    -----------------    -----------------
                                                                      AVERAGE ANNUAL TOTAL RETURN
                                                              (including maximum applicable sales charges)

One Year Ended July 31, 1996.............         (1.13)%            $  988.70               (0.74)%           $  992.60
Five Years Ended July 31, 1996...........          4.10%             $1,222.60                4.14%            $1,225.10
Ten Years Ended July 31, 1996............                                                     8.76%            $2,315.70
Inception (October 24, 1988) to July 31,
  1996...................................          6.37%             $1,615.70


                                                                          ANNUAL TOTAL RETURN
                                                              (excluding maximum applicable sales charges)
Year Ended July 31,
  1996...................................          4.34%             $1,043.40                3.26%            $1,032.60
  1995...................................          7.05%             $1,070.50                5.95%            $1,059.50
  1994...................................         13.69%             $1,136.90               12.52%            $1,125.20
  1993...................................         (0.05)%            $  999.50               (1.02)%           $  989.80
  1992...................................          1.66%             $1,016.60                 .53%            $1,005.30
  1991...................................         (0.57)%            $  994.30               (1.61)%           $  983.90
  1990...................................         19.99%             $1,199.90               18.79%            $1,187.90
  1989...................................                                                     1.94%            $1,019.40
  1988...................................                                                   (20.74)%           $  792.60

  1987...................................                                                   100.16%            $2,001.60
Inception (August 2, 1985) to
  July 31, 1986..........................                                                     3.12%            $1,031.20
Inception (October 24, 1988) to
  July 31, 1989..........................         10.77%             $1,107.70

                                                       CLASS A SHARES*                            CLASS B SHARES
                                            --------------------------------------    --------------------------------------
                                                                    REDEEMABLE                                REDEEMABLE
                                                                    VALUE OF A                                VALUE OF A
                                             EXPRESSED AS A        HYPOTHETICAL        EXPRESSED AS A        HYPOTHETICAL
                                            PERCENTAGE BASED     $1,000 INVESTMENT    PERCENTAGE BASED     $1,000 INVESTMENT
                                            ON A HYPOTHETICAL       AT THE END        ON A HYPOTHETICAL       AT THE END
                 PERIOD                     $1,000 INVESTMENT      OF THE PERIOD      $1,000 INVESTMENT      OF THE PERIOD
-----------------------------------------   -----------------    -----------------    -----------------    -----------------
                                                                         AGGREGATE TOTAL RETURN
                                                              (including maximum applicable sales charges)
Inception (August 2, 1985) to
  July 31, 1996..........................                                                   138.79%            $2,387.90
Inception (October 24, 1988) to
  July 31, 1996..........................         61.57%             $1,615.70


------------------

* Information as to Class A shares is presented only for the period October 24, 1988 to July 31, 1996. Prior to October 24, 1988, no Class A shares were publicly issued.


     In order to reflect the reduced sales charges in the case of Class A and Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under 'Purchase of Shares' and 'Redemption of Shares', respectively, the total return data quoted by the Trust in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.

                                                       CLASS C SHARES*                           CLASS D SHARES*
                                            --------------------------------------    --------------------------------------
                                                                    REDEEMABLE                                REDEEMABLE

                                                                    VALUE OF A                                VALUE OF A
                                             EXPRESSED AS A        HYPOTHETICAL        EXPRESSED AS A        HYPOTHETICAL
                                            PERCENTAGE BASED     $1,000 INVESTMENT    PERCENTAGE BASED     $1,000 INVESTMENT
                                            ON A HYPOTHETICAL       AT THE END        ON A HYPOTHETICAL       AT THE END
                 PERIOD                     $1,000 INVESTMENT      OF THE PERIOD      $1,000 INVESTMENT      OF THE PERIOD
-----------------------------------------   -----------------    -----------------    -----------------    -----------------
                                                                      AVERAGE ANNUAL TOTAL RETURN
                                                              (including maximum applicable sales charges)
One Year Ended July 31, 1996.............           2.20%            $1,022.00               (1.40)%           $  986.00
Inception (October 21, 1994) to
  July 31, 1996..........................           4.20%            $1,076.00                1.93%            $1,034.50


                                                                          ANNUAL TOTAL RETURN
                                                              (excluding maximum applicable sales charges)
One Year Ended July 31, 1996.............           3.20%            $1,032.00                4.06%            $1,040.60
Inception (October 21, 1994) to July 31,
  1995...................................           4.26%            $1,042.60                4.93%            $1,049.30

                                                                         AGGREGATE TOTAL RETURN
                                                              (including maximum applicable sales charges)
Inception (October 21, 1994) to
  July 31, 1996..........................           7.60%            $1,076.00                3.45%            $1,034.50


------------------

* Information as to Class C and Class D shares is presented for the period October 21, 1994 to July 31, 1996. Prior to October 21, 1994, no Class C or Class D shares were publicly issued.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


     The Declaration of Trust of the Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of different classes and to divide or combine the shares of each class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust. At the date of this Statement of Additional Information, the shares of the Trust are divided into Class A, Class B, Class C and Class D shares. Under the Declaration of Trust, the Trustees have the authority to issue separate classes of shares which would represent interests in the assets of the Trust and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Trustees of the Trust may classify and reclassify the shares of the Trust into additional shares of beneficial interest at a future date. Upon liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets of the Trust available for distribution to shareholders, except for any expenses which may be attributable only to one class. Shares have no preemptive rights. The rights of redemption, conversion and exchange are described elsewhere herein and in the Prospectus. Shares are fully paid and non-assessable by the Trust.


     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to vote of shareholders, except that shareholders of the class bearing account maintenance and/or distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Trust, in which event the holders of the remaining shares are unable to elect any person as a Trustee. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

     The Trust is an entity of the type commonly known as a 'Massachusetts business trust'. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust establishing the Trust, dated April 12, 1985, a copy of which together with all amendments thereto (the 'Declaration of Trust') is on file in the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Investment Adviser provided the initial capital for the Trust by purchasing 10,000 shares for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Trust were paid by the Trust and were amortized over a period not exceeding five years. The proceeds realized by the Investment Adviser upon the redemption of any of the shares initially purchased by it will be reduced by the proportional amount of the unamortized organizational expenses which the number of such initial shares being redeemed bears to the number of shares initially purchased.

COMPUTATION OF OFFERING PRICE PER SHARE


     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of July 31, 1996, is calculated as set forth below.



                                                        CLASS A        CLASS B        CLASS C        CLASS D
                                                      -----------    ------------    ----------    ------------
Net Assets.........................................   $22,726,204    $ 94,199,212    $3,387,854    $108,923,578
                                                      -----------    ------------    ----------    ------------
                                                      -----------    ------------    ----------    ------------
Number of Shares Outstanding.......................     1,316,184       5,490,624       198,353       6,327,839
                                                      -----------    ------------    ----------    ------------
                                                      -----------    ------------    ----------    ------------
Net Asset Value Per Share (net assets divided by
  number of shares outstanding)....................   $     17.27    $      17.16    $    17.08    $      17.21
Sales Charge (for Class A and Class D shares: 5.25%
  of offering price (5.54% of net asset value per
  share))*.........................................           .96              **            **             .95
                                                      -----------    ------------    ----------    ------------
Offering Price.....................................   $     18.23    $      17.16    $    17.08    $      18.16
                                                      -----------    ------------    ----------    ------------
                                                      -----------    ------------    ----------    ------------


------------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See 'Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares' in the Prospectus and 'Redemption of Shares--Deferred Sales Charge--Class B Shares' herein.

INDEPENDENT AUDITORS


     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to ratification by the shareholders of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Trust.

CUSTODIAN


     The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286 (the 'Custodian'), acts as custodian of the Trust's assets. The Custodian is responsible for safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments.


TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 (the 'Transfer Agent'), acts as the Trust's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL


     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.


REPORTS TO SHAREHOLDERS

     The fiscal year of the Trust ends July 31 of each year. The Trust sends to its shareholders at least semi-annually reports showing the Trust's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions and, if applicable, foreign withholding and other taxes.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto which the Trust has filed with the Commission, Washington, D.C. under the Securities Act and the Investment Company Act, to which reference is hereby made.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS



     To the knowledge of the Trust, no person or entity owned beneficially 5% or more of the Trust's shares on November 1, 1995.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Global Resources Trust:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Resources Trust as of July 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Resources Trust as of July 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

September 6, 1996

MERRILL LYNCH GLOBAL RESOURCES TRUST                             JULY 31, 1996

SCHEDULE OF INVESTMENTS
                                                                                                           Value    Percent of
Industries             Shares Held              Common Stocks                                Cost        (Note 1a)  Net Assets
Aluminum                   80,000     Alcan Aluminium, Ltd.                            $  2,093,048     $  2,380,000    1.1%
                           40,000   ++Alumax, Inc.                                        1,317,446        1,225,000    0.5
                           20,000     Aluminum Company of America                         1,046,083        1,160,000    0.5
                                                                                       ------------     ------------  ------
                                                                                          4,456,577        4,765,000    2.1

Chemicals                  36,000     Air Products and Chemicals, Inc.                    1,622,124        1,921,500    0.8
                          568,000     Asahi Chemical Industry Co., Ltd.                   4,208,558        3,880,580    1.7
                           92,000     BASF AG                                             2,202,639        2,471,875    1.1
                           37,000     Dow Chemical Co. (The)                              2,596,842        2,751,875    1.2
                           38,600     du Pont (E.I.) de Nemours & Co.                     2,355,327        3,116,950    1.3
                           68,250     Hanna (M.A.) Co.                                      904,237        1,296,750    0.6
                                                                                       ------------     ------------  ------
                                                                                         13,889,727       15,439,530    6.7

Diversified Companies     102,000     Asahi Glass Co., Ltd.                               1,223,974        1,164,623    0.5
                          119,500     Canadian Pacific, Ltd.                              1,859,733        2,599,125    1.1
                           42,100     Coastal Corp.                                       1,074,580        1,568,225    0.7
                          145,000     Cyprus Amax Minerals Co.                            3,620,701        3,117,500    1.4
                           90,000     Norcen Energy Resources Ltd.                        1,158,729        1,558,952    0.7
                          125,000     Occidental Petroleum Corp.                          2,430,650        2,796,875    1.2
                          214,300     RGC Ltd.                                              845,375        1,019,430    0.4
                                                                                       ------------     ------------  ------
                                                                                         12,213,742       13,824,730    6.0

Gold                      100,000   ++Amax Gold, Inc.                                       629,530          575,000    0.3
                           94,500     Ashanti Goldfields Co. Ltd. (GDR)**                 2,346,106        1,653,750    0.7
                          122,500     Cambior Inc.                                        1,625,848        1,582,515    0.7
                          903,900   ++Delta Gold N.L.                                     1,698,537        2,160,425    0.9
                          163,200     Driefontein Consolidated Ltd.                       2,534,252        2,118,305    0.9
                          406,000   ++Great Central Mines N.L.                            1,291,053        1,130,548    0.5
                          251,100     Newcrest Mining Ltd.                                1,086,013          908,977    0.4
                          120,622     Newmont Mining Corp.                                4,749,193        5,955,711    2.6
                          195,000     Placer Dome Inc.                                    4,363,154        4,558,125    2.0
                          131,500     Prime Resources Group, Inc.                         1,286,428          976,201    0.4
                          390,000     Santa Fe Pacific Gold Corp.                         5,287,327        5,216,250    2.3
                          118,000   ++TVX Gold Inc.                                         960,815          914,500    0.4
                                                                                       ------------     ------------  ------
                                                                                         27,858,256       27,750,307   12.1

Integrated Oil             36,000     Amoco Corp.                                         2,013,660        2,407,500    1.0
Companies--Domestic       118,000     Unocal Corp.                                        3,417,327        3,849,750    1.7
                                                                                       ------------     ------------  ------
                                                                                          5,430,987        6,257,250    2.7


Integrated Oil            650,000     British Petroleum Co. PLC                           2,715,033        5,881,430    2.6
Companies--                11,000     Mobil Corp.                                         1,070,981        1,214,125    0.5
International              14,600     OMV AG                                              1,554,378        1,357,264    0.6
                          149,800     Petro-Canada (Installment Receipts) (a)               706,427          954,975    0.4
                           78,800     Repsol S.A.                                         2,272,896        2,646,947    1.2
                          103,100     Societe Nationale Elf Aquitaine (ADR)*              3,717,503        3,711,600    1.6
                           73,600     Total S.A. (Class B)                                4,466,379        5,287,124    2.3
                          122,000     Yacimientos Petroliferos Fiscales S.A.
                                      (Sponsored) (ADR)*                                  2,997,273        2,562,000    1.1
                                                                                       ------------     ------------  ------
                                                                                         19,500,870       23,615,465   10.3

MERRILL LYNCH GLOBAL RESOURCES TRUST                             JULY 31, 1996

SCHEDULE OF INVESTMENTS (continued)
                                                                                                           Value   Percent of
Industries            Shares Held                Common Stocks                            Cost           (Note 1a) Net Assets
Metals & Mining            56,900     ASARCO Inc.                                      $  1,644,835     $  1,365,600    0.6%
                          870,000   ++Centaur Mining & Exploration Ltd.                   1,269,942        1,218,030    0.5
                          141,100     Falconbridge Ltd. (Installment
                                      Receipts) (b)                                       2,117,890        1,956,299    0.8
                           38,800     Inco Ltd.                                           1,284,094        1,193,100    0.5
                          267,800     Industrias Penoles, S.A. de C.V.                    1,202,241        1,112,444    0.5
                        2,470,000     M.I.M. Holdings Ltd.                                5,396,407        2,884,923    1.2
                           75,000     Minsur S.A.                                           597,621          670,187    0.3
                          446,000     Mitsubishi Materials Corp.                          2,245,661        2,254,001    1.0
                          230,000     Nippon Light Metal Co. Ltd.                         1,366,622        1,282,920    0.6
                          182,900     Noranda Inc.                                        3,446,968        3,667,318    1.6
                          150,000     Outokumpu OY                                        2,732,694        2,707,642    1.2
                           53,100 ++++P.T. Tambang Timah (GDR)**                            661,263          842,963    0.4
                          490,000     Pasminco Ltd.                                         590,531          708,758    0.3
                           35,200     Phelps Dodge Corp.                                  2,053,082        2,068,000    0.9
                          615,000     QNI Ltd.                                            1,235,188        1,146,443    0.5
                          321,100     RTZ Corp. PLC (The)                                 4,141,383        4,640,196    2.0
                           32,000     Rio Algom Ltd.                                        619,108          598,544    0.3
                        2,220,000     Savage Resources Ltd.                               1,684,287        1,974,746    0.9
                          222,000     Savage Resources Ltd. (Warrants) (d)                   29,591           49,798    0.0
                          275,000     Sumitomo Metal Mining Co. Ltd.                      2,291,588        2,344,642    1.0
                          215,000     Trelleborg 'B' Fria                                 2,921,179        2,668,059    1.2
                          854,400     WMC Ltd. (c)                                        5,101,474        5,683,554    2.5
                                                                                       ------------     ------------  ------
                                                                                         44,633,649       43,038,167   18.8

Oil & Gas Producers       115,000     Apache Corp.                                        3,073,528        3,263,125    1.4

                           16,500   ++Belco Oil & Gas Corp.                                 313,500          474,375    0.2
                          403,000   ++Chauvco Resources, Ltd.                             4,669,606        3,006,368    1.3
                           43,700     Enron Oil & Gas Co.                                   936,324        1,092,500    0.5
                          123,200   ++Enserch Exploration Inc.                            1,228,418        1,108,800    0.5
                          389,900     Enterprise Oil PLC                                  2,584,308        2,909,652    1.3
                          474,000     Lasmo PLC                                           1,285,432        1,322,785    0.6
                           38,300     Louisiana Land and Exploration Co. (The)            1,566,743        2,068,200    0.9
                          175,000     Mitchell Energy & Development Corp.
                                      (Class B)                                           3,666,183        3,084,375    1.3
                          140,000   ++Oryx Energy Co.                                     2,332,787        2,205,000    1.0
                           15,000     Pancanadian Petroleum Ltd.                            574,807          507,642    0.2
                        5,359,300     Premier Oil Co. PLC                                 2,176,843        2,374,650    1.0
                          550,000     Ranger Oil Ltd.                                     3,694,764        3,850,000    1.7
                           95,900     Saga Petroleum A.S.                                 1,262,577        1,400,770    0.6
                           43,100     Sonat Inc.                                          1,364,019        1,837,138    0.8
                           51,400     Vastar Resources, Inc.                              1,384,713        1,773,300    0.8
                                                                                       ------------     ------------  ------
                                                                                         32,114,552       32,278,680   14.1

Oil Services               66,200     Coflexip Stena Offshore, Inc. (ADR)*                1,405,958        1,191,600    0.5
                           50,700     IHC Caland N.V.                                     1,065,972        2,484,843    1.1
                           28,000     Schlumberger Ltd.                                   1,609,623        2,240,000    1.0
                                                                                       ------------     ------------  ------
                                                                                          4,081,553        5,916,443    2.6

Paper & Pulp              192,133     Aracruz Celulose S.A. (ADR)*                          769,965        1,633,130    0.7
                          168,700     Avenor Inc.                                         3,241,945        2,670,469    1.2
                           85,000     Empresa Nacional de Celulosas S.A. (ENCE)           1,253,909        1,123,139    0.5
                           57,000     Georgia-Pacific Corp.                               3,636,800        4,260,750    1.8
                           31,400     International Paper Co.                             1,181,729        1,189,275    0.5
                          455,000     Metsa Serla OY                                      3,935,508        3,244,713    1.4

MERRILL LYNCH GLOBAL RESOURCES TRUST                             JULY 31, 1996

SCHEDULE OF INVESTMENTS (concluded)
                                                                                                           Value     Percent of
Industries            Shares Held           Common Stocks                                   Cost         (Note 1a)   Net Assets
Paper & Pulp               90,000     Mo Och Domsjo AB                                 $  2,005,224     $  2,295,015    1.0%
(concluded)               406,496     Slocan Forest Products Ltd.                         3,555,171        3,846,032    1.7
                           50,400     UPM-Kymmene Corp. (e)                                 895,347        1,106,322    0.5
                           97,000     Weyerhaeuser Co.                                    4,126,965        4,049,750    1.8
                           39,000     Willamette Industries, Inc.                         1,467,138        2,262,000    1.0
                                                                                       ------------     ------------  ------
                                                                                         26,069,701       27,680,595   12.1

Petroleum Refining        250,000     Total Petroleum (North America), Ltd.               3,028,198        2,562,500    1.1


Plantations               717,000     Golden Hope Plantations BHD                         1,325,785        1,120,762    0.5
                          720,000     Kuala Lumpur Kepong BHD                               983,702        1,731,463    0.7
                                                                                       ------------     ------------  ------
                                                                                          2,309,487        2,852,225    1.2

Steel                     472,000     British Steel PLC                                   1,240,738        1,302,528    0.6
                          703,000   ++Kobe Steel Ltd.                                     2,038,466        1,908,002    0.8
                           71,000     Koninklijke Nederlansche Hoogovens en
                                      Staalfabrienken N.V.                                3,078,006        2,397,168    1.1
                        1,438,000     Nippon Steel Corp.                                  4,907,419        4,777,632    2.1
                        1,710,000     Sumitomo Metal Industries, Ltd.                     5,538,546        5,137,202    2.2
                                                                                       ------------     ------------  ------
                                                                                         16,803,175       15,522,532    6.8

Wood Products              92,500     Louisiana-Pacific Corp.                             2,943,595        1,884,687    0.8
                          115,000   ++Pacific Forest Products Ltd.                        1,270,696        1,368,450    0.6
                          146,100     Riverside Forest Products Ltd.                      2,401,223        1,807,642    0.8
                                                                                       ------------     ------------  ------
                                                                                          6,615,514        5,060,779    2.2

                                      Total Common Stocks                               219,005,988      226,564,203   98.8


                      Face Amount                Short-Term Securities

Repurchase            $ 3,058,000     UBS Securities Funding, Inc., purchased on
Agreement***                          7/31/1996 to yield 5.61% to 8/01/1996               3,058,000        3,058,000    1.4

                                      Total Short-Term Securities                         3,058,000        3,058,000    1.4

Total Investments                                                                      $222,063,988      229,622,203  100.2
                                                                                       ============
Liabilities in Excess of Other Assets                                                                       (385,355)  (0.2)
                                                                                                        ------------  ------
Net Assets                                                                                              $229,236,848  100.0%
                                                                                                        ============  ======

   *American Depositary Receipts (ADR).
  **Global Depositary Receipts (GDR).
 ***Repurchase Agreements are fully collateralized by US Government &
    Agency Obligations.
 (a)Receipts evidence payment by the Trust of 42% of the purchase price of common stock of Petro-Canada. The Trust is obligated to pay the remaining 58%, approximately $926,710, over the next year.
 (b)Receipts evidence payment by the Trust of 67% of the purchase price of common stock of Falconbridge Ltd. The Trust is obligated to pay the remaining 33%, approximately $975,582, over the next two years.
 (c)Formerly Western Mining Corp. Holdings Ltd.
 (d)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The puchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (e)Created as a result of the merger of Kymmene Corporation and Repola Ltd.

  ++Non-income producing security.
++++Restricted security as to resale. The value of the Trust's investment in restricted securities was approximately $843,000, respresenting 0.4% of net assets.

                                                     Value
    Issue              Acquisition Dates  Cost     (Note 1a)

    P.T. Tambang Timah     10/06/1995-
      (GDR)                11/22/1995   $661,263   $842,963

                                        $661,263   $842,963
                                        ========   ========

    See Notes to Financial Statements.

MERRILL LYNCH GLOBAL RESOURCES TRUST                             JULY 31, 1996

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1996
Assets:             Investments, at value (identified cost--$222,063,988) (Note 1a)                       $  229,622,203
                    Cash                                                                                             117
                    Receivables:
                      Dividends                                                         $       429,444
                      Beneficial interest sold                                                  127,820          557,264
                                                                                        ---------------
                    Prepaid registration fees and other assets (Note 1f)                                          36,709
                                                                                                          --------------
                    Total assets                                                                             230,216,293
                                                                                                          --------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              460,435
                      Investment adviser (Note 2)                                               127,276
                      Distributor (Note 2)                                                      115,626          703,337
                                                                                        ---------------
                    Accrued expenses and other liabilities                                                       276,108
                                                                                                         ---------------
                    Total liabilities                                                                            979,445
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $   229,236,848
                                                                                                         ===============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                $       131,618

                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        549,062
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                         19,835
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        632,784
                    Paid-in capital in excess of par                                                         221,240,321
                    Undistributed investment income--net                                                       1,625,242
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 5)                                                       (2,522,764)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                          7,560,750
                                                                                                         ---------------
                    Net assets                                                                           $   229,236,848
                                                                                                         ===============

Net Asset Value:    Class A--Based on net assets of $22,726,204 and 1,316,184 shares
                             of beneficial interest outstanding                                          $         17.27
                                                                                                         ===============
                    Class B--Based on net assets of $94,199,212 and 5,490,624 shares
                             of beneficial interest outstanding                                          $         17.16
                                                                                                         ===============
                    Class C--Based on net assets of $3,387,854 and 198,353 shares
                             of beneficial interest outstanding                                          $         17.08
                                                                                                         ===============
                    Class D--Based on net assets of $108,923,578 and 6,327,839 shares
                             of beneficial interest outstanding                                          $         17.21
                                                                                                         ===============

                    See Notes to Financial Statements.

MERRILL LYNCH GLOBAL RESOURCES TRUST                             JULY 31, 1996

Statement of Operations for the Year Ended July 31, 1996
Investment          Dividends (net of $533,374 foreign withholding tax)                                  $     5,430,923
Income              Interest and discount earned                                                                 228,046
(Notes 1d & 1e):                                                                                         ---------------
                    Total income                                                                               5,658,969
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                   $     1,487,239
                    Account maintenance and distribution fees--Class B (Note 2)               1,100,129
                    Transfer agent fees--Class B (Note 2)                                       287,384
                    Account maintenance fees--Class D (Note 2)                                  277,750
                    Transfer agent fees--Class D (Note 2)                                       239,495

                    Custodian fees                                                              155,769
                    Printing and shareholder reports                                            137,012
                    Professional fees                                                            73,177
                    Accounting services (Note 2)                                                 61,383
                    Registration fees (Note 1f)                                                  52,562
                    Transfer agent fees--Class A (Note 2)                                        52,004
                    Trustees' fees and expenses                                                  38,226
                    Account maintenance and distribution fees--Class C (Note 2)                  27,207
                    Transfer agent fees--Class C (Note 2)                                         7,290
                    Pricing fees                                                                  3,635
                    Other                                                                         9,217
                                                                                        ---------------
                    Total expenses                                                                             4,009,479
                                                                                                         ---------------
                    Investment income--net                                                                     1,649,490
                                                                                                         ---------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       15,090,301
(Loss) on             Foreign currency transactions--net                                       (105,512)      14,984,789
Investments &                                                                           ---------------
Foreign Currency    Change in unrealized appreciation on:
Transactions--Net     Investments--net                                                       (8,335,495)
(Notes 1b, 1c,        Foreign currency transactions--net                                            579       (8,334,916)
1e & 3):                                                                                ---------------  ---------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                              6,649,873
                                                                                                         ---------------
                    Net Increase in Net Assets Resulting from Operations                                 $     8,299,363
                                                                                                         ===============

                    See Notes to Financial Statements.

MERRILL LYNCH GLOBAL RESOURCES TRUST                             JULY 31, 1996

Statement of Changes in Net Assets
                                                                                             For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                             1996            1995
Operations:         Investment income--net                                              $     1,649,490  $     1,652,075
                    Realized gain on investments and foreign currency
                    transactions--net                                                        14,984,789        9,132,792
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   (8,334,916)       6,766,722
                                                                                        ---------------  ---------------

                    Net increase in net assets resulting from operations                      8,299,363       17,551,589
                                                                                        ---------------  ---------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (238,068)        (426,768)
(Note 1g):            Class B                                                                   (15,913)        (570,653)
                      Class C                                                                        --           (7,419)
                      Class D                                                                  (869,875)        (245,460)
                                                                                        ---------------  ---------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (1,123,856)      (1,250,300)
                                                                                        ---------------  ---------------

Beneficial          Net increase (decrease) in net assets derived from beneficial
Interest            interest transactions                                                   (58,734,873)       7,860,033
Transactions                                                                            ---------------  ---------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                 (51,559,366)      24,161,322
                    Beginning of year                                                       280,796,214      256,634,892
                                                                                        ---------------  ---------------
                    End of year*                                                        $   229,236,848  $   280,796,214
                                                                                        ===============  ===============

                   *Undistributed investment income--net                                $     1,625,242  $     1,099,608
                                                                                        ===============  ===============

                    See Notes to Financial Statements.

MERRILL LYNCH GLOBAL RESOURCES TRUST                             JULY 31, 1996

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                    Class A
                                                                                    For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                               1996++++    1995       1994      1993        1992
Per Share           Net asset value, beginning of year             $   16.70   $   15.84  $   14.07  $   14.33  $   15.38
Operating                                                          ---------   ---------  ---------  ---------  ---------
Performance:        Investment income--net                               .22         .22        .22        .24        .34
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                    .50         .88       1.69       (.26)      (.13)
                                                                   ---------   ---------  ---------  ---------  ---------
                    Total from investment operations                     .72        1.10       1.91       (.02)       .21

                                                                   ---------   ---------  ---------  ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                            (.15)       (.24)      (.14)      (.24)      (.47)
                      Realized gain on investments--net                   --          --         --         --       (.79)
                                                                   ---------   ---------  ---------  ---------  ---------
                    Total dividends and distributions                   (.15)       (.24)      (.14)      (.24)     (1.26)
                                                                   ---------   ---------  ---------  ---------  ---------
                    Net asset value, end of year                   $   17.27   $   16.70  $   15.84  $   14.07  $   14.33
                                                                   =========   =========  =========  =========  =========

Total Investment    Based on net asset value per share                 4.34%       7.05%     13.69%      (.05%)     1.66%
Return:*                                                           =========   =========  =========  =========  =========

Ratios to Average   Expenses                                           1.03%       1.06%       .92%       .95%       .97%
Net Assets:                                                        =========   =========  =========  =========  =========
                    Investment income--net                             1.26%       1.34%      1.39%      1.62%      1.82%
                                                                   =========   =========  =========  =========  =========

Supplemental        Net assets, end of year (in thousands)         $  22,726   $  28,729  $  20,054  $  12,087  $  11,265
Data:                                                              =========   =========  =========  =========  =========
                    Portfolio turnover                                26.48%      31.64%     54.87%     66.78%     31.43%
                                                                   =========   =========  =========  =========  =========
                    Average commission rate paid++++++             $   .0223          --         --         --         --
                                                                   =========   =========  =========  =========  =========


The following per share data and ratios have been derived
from information provided in the financial statements.                                    Class B
                                                                                    For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                            1996++++      1995       1994       1993        1992
Per Share           Net asset value, beginning of year             $   16.62   $   15.72  $   14.02  $   14.26  $   15.30
Operating                                                          ---------   ---------  ---------  ---------  ---------
Performance:        Investment income--net                               .03         .10        .05        .09        .13
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                    .51         .84       1.70       (.24)      (.08)
                                                                   ---------   ---------  ---------  ---------  ---------
                    Total from investment operations                     .54         .94       1.75       (.15)       .05
                                                                   ---------   ---------  ---------  ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                              --++      (.04)      (.05)      (.09)      (.30)
                      Realized gain on investments--net                   --          --         --         --       (.79)
                                                                   ---------   ---------  ---------  ---------  ---------
                    Total dividends and distributions                     --        (.04)      (.05)      (.09)     (1.09)
                                                                   ---------   ---------  ---------  ---------  ---------
                    Net asset value, end of year                   $   17.16   $   16.62  $   15.72  $   14.02  $   14.26
                                                                   =========   =========  =========  =========  =========

Total Investment    Based on net asset value per share                 3.26%       5.95%     12.52%     (1.02%)      .53%
Return:*                                                           =========   =========  =========  =========  =========


Ratios to Average   Expenses                                           2.07%       2.08%      1.95%      1.99%      2.00%
Net Assets:                                                        =========   =========  =========  =========  =========
                    Investment income--net                              .20%        .31%       .35%       .60%       .94%
                                                                   =========   =========  =========  =========  =========

Supplemental        Net assets, end of year (in thousands)         $  94,199   $ 141,800  $ 236,581  $ 208,113  $ 254,866
Data:                                                              =========   =========  =========  =========  =========
                    Portfolio turnover                                26.48%      31.64%     54.87%     66.78%     31.43%
                                                                   =========   =========  =========  =========  =========
                    Average commission rate paid++++++             $   .0223          --         --         --         --
                                                                   =========   =========  =========  =========  =========

                   *Total investment returns exclude the effect of
                    sales loads.
                  ++Amount is less than $.01 per share.
                ++++Based on average shares outstanding during
                    the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                    See Notes to Financial Statements.

MERRILL LYNCH GLOBAL RESOURCES TRUST                             JULY 31, 1996

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                   Class C                Class D
                                                                                         For the                 For the
                                                                              For the     Period     For the      Period
The following per share data and ratios have been derived                       Year    Oct. 21,       Year      Oct. 21,
from information provided in the financial statements.                         Ended    1994++ to     Ended     1994++ to
                                                                              July 31,   July 31,    July 31,    July 31,
Increase (Decrease) in Net Asset Value:                                       1996++++     1995      1996++++      1995
Per Share           Net asset value, beginning of period                     $   16.55  $   15.93   $   16.67  $   15.96
Operating                                                                    ---------  ---------   ---------  ---------
Performance:        Investment income--net                                         .04        .05         .17        .12
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                         .49        .62         .50        .66
                                                                             ---------  ---------   ---------  ---------
                    Total from investment operations                               .53        .67         .67        .78
                                                                             ---------  ---------   ---------  ---------
                    Less dividends from investment income--net                      --       (.05)       (.13)      (.07)

                                                                             ---------  ---------   ---------  ---------
                    Net asset value, end of period                           $   17.08  $   16.55   $   17.21  $   16.67
                                                                             =========  =========   =========  =========

Total Investment    Based on net asset value per share                           3.20%      4.26%+++    4.06%      4.93%+++
Return:**                                                                    =========  =========   =========  =========

Ratios to Average   Expenses                                                     2.07%      2.20%*      1.27%      1.39%*
Net Assets:                                                                  =========  =========   =========  =========
                    Investment income--net                                        .27%       .28%*      1.00%      1.02%*
                                                                             =========  =========   =========  =========

Supplemental        Net assets, end of period (in thousands)                 $   3,388  $   2,800   $ 108,924  $ 107,467
Data:                                                                        =========  =========   =========  =========
                    Portfolio turnover                                          26.48%     31.64%      26.48%     31.64%
                                                                             =========  =========   =========  =========
                    Average commission rate paid++++++                       $   .0223         --   $   .0223         --
                                                                             =========  =========   =========  =========

                   *Annualized.
                  **Total investment returns exclude the effect of
                    sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during
                    the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission
                    rate per share for purchases and sales of equity securities.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

MERRILL LYNCH GLOBAL RESOURCES TRUST                             JULY 31, 1996

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Resources Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of the Trust as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Derivative financial instruments--The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on net investment income is recorded from the date the Trust enters into such contracts. Premium or discount is amortized over the life of the contracts.


* Options--The Trust can write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates

MERRILL LYNCH GLOBAL RESOURCES TRUST                             JULY 31, 1996
the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Trust is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Trust are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Trust's net assets. The Investment Advisory Agreement obligates MLAM to reimburse the Trust to the extent the Trust's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Trust's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the expense limitation at the time of such payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account       Distribution
                                      Maintenance Fee       Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD          MLPF&S

Class A                                $  268        $ 3,247
Class D                                $2,122        $29,197


For the year ended July 31, 1996, MLPF&S received contingent deferred sales charges of $316,546 and $1,567 relating to transactions in Class B and C Shares, respectively.

In addition, MLPF&S received $22,095 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by MLAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1996 were $64,645,892 and $119,292,273, respectively.

MERRILL LYNCH GLOBAL RESOURCES TRUST                             JULY 31, 1996

NOTES TO FINANCIAL STATEMENTS (concluded)


Net realized and unrealized gains (losses) as of July 31, 1996 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains
Long-term investments             $15,090,301    $ 7,558,215
Foreign currency transactions        (105,512)         2,535
                                  -----------    -----------
Total                             $14,984,789    $ 7,560,750
                                  ===========    ===========

As of July 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $7,558,215, of which $22,716,875 related to appreciated securities and $15,158,660 related to depreciated securities. At July 31, 1996, the aggregate cost of investments for Federal income tax purposes was $222,063,988.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(58,734,873) and $7,860,033 for the years ended July 31, 1996 and July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:




Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount
Shares sold                           470,673   $   8,069,980
Shares issued to shareholders
in reinvestment of dividends           12,995         214,811
                                -------------   -------------
Total issued                          483,668       8,284,791
Shares redeemed                      (888,103)    (14,845,546)
                                -------------   -------------
Net decrease                         (404,435)  $  (6,560,755)
                                =============   =============


Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         2,372,442   $  37,625,025
Shares issued to shareholders
in reinvestment of dividends           24,490         385,380
                                -------------   -------------
Total issued                        2,396,932      38,010,405
Shares redeemed                    (1,942,431)    (31,015,092)
                                -------------   -------------
Net increase                          454,501   $   6,995,313
                                =============   =============

Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         1,882,421   $  32,007,488
Shares issued to shareholders
in reinvestment of dividends              786          13,029
                                -------------   -------------
Total issued                        1,883,207      32,020,517
Automatic conversion of
shares                             (1,079,235)    (18,075,199)
Shares redeemed                    (3,847,236)    (64,409,340)
                                -------------   -------------
Net decrease                       (3,043,264)  $ (50,464,022)
                                =============   =============


Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         6,694,914   $ 105,112,417
Shares issued to shareholders
in reinvestment of dividends           28,028         454,893
                                -------------   -------------
Total issued                        6,722,942     105,567,310

Automatic conversion of
shares                             (6,950,286)   (107,241,311)
Shares redeemed                    (6,287,107)    (99,273,886)
                                -------------   -------------
Net decrease                       (6,514,451)  $(100,947,887)
                                =============   =============


Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           395,590   $   6,702,711
Shares redeemed                      (366,433)     (6,164,383)
                                -------------   -------------
Net increase                           29,157   $     538,328
                                =============   =============


Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           406,317   $   6,241,943
Shares issued to shareholders
in reinvestment of dividends              456           6,782
                                -------------   -------------
Total issued                          406,773       6,248,725
Shares redeemed                      (237,577)     (3,852,799)
                                -------------   -------------
Net increase                          169,196   $   2,395,926
                                =============   =============

++Commencement of Operations.


Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         1,953,059   $  33,593,797
Automatic conversion
of shares                           1,078,984      18,075,199
Shares issued to shareholders
in reinvestment of dividends           39,258         648,556
                                -------------   -------------
Total issued                        3,071,301      52,317,552
Shares redeemed                    (3,190,422)    (54,565,976)
                                -------------   -------------
Net decrease                         (119,121)  $  (2,248,424)
                                =============   =============


Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           325,837   $   5,011,879

Automatic conversion of
shares                              6,938,622     107,241,311
Shares issued to shareholders
in reinvestment of dividends           12,214         181,873
                                -------------   -------------
Total issued                        7,276,673     112,435,063
Shares redeemed                      (829,713)    (13,018,382)
                                -------------   -------------
Net increase                        6,446,960   $  99,416,681
                                =============   =============

++Commencement of Operations.


MERRILL LYNCH GLOBAL RESOURCES TRUST                             JULY 31, 1996


5. Capital Loss Carryforward:
At July 31, 1996, the Trust had a net capital loss carryforward of approximately $2,417,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On September 5, 1996, the Board of Trustees declared dividends per share payable on September 12, 1996 to shareholders of record as of September 4, 1996 as follows:


                                   Ordinary Income
Class A                               $.269936
Class B                                .058477
Class C                                .126665
Class D                                .225934


                               TABLE OF CONTENTS


                                               PAGE
                                               ----
Investment Objectives and Policies..........     2
  Asset-Based Securities....................     2
  Other Investment Policies and Practices...     3
  Investment Restrictions...................     5
Management of the Trust.....................     7
  Trustees and Officers.....................     7
  Compensation of Trustees..................     8
  Management and Advisory Arrangements......     9
Purchase of Shares..........................    10
  Initial Sales Charge Alternatives--Class A
    and Class D Shares......................    11
  Reduced Initial Sales Charges.............    11
  Distribution Plans........................    15
  Limitations on the Payment of Deferred
    Sales Charges...........................    15
Redemption of Shares........................    16
  Deferred Sales Charges--Class B and Class
    C Shares................................    16
Portfolio Transactions and Brokerage........    18
Determination of Net Asset Value............    19
Shareholder Services........................    20
  Investment Account........................    20
  Automatic Investment Plans................    21
  Automatic Reinvestment of Dividends and
    Capital Gains Distributions.............    21
  Systematic Withdrawal Plans--Class A and
    Class D Shares..........................    21
  Retirement Plans..........................    22
  Exchange Privilege........................    23
Dividends, Distributions and Taxes..........    25
  Dividends and Distributions...............    25
  Taxes.....................................    25
  Tax Treatment of Options and Forward
    Foreign Exchange Transactions...........    27
  Special Rules for Certain Foreign Currency
    Transactions............................    27
Performance Data............................    28
General Information.........................    31
  Description of Shares.....................    31
  Computation of Offering Price per Share...    32
  Independent Auditors......................    32
  Custodian.................................    32
  Transfer Agent............................    32
  Legal Counsel.............................    33

  Reports to Shareholders...................    33
  Additional Information....................    33
  Security Ownership of Certain Beneficial
    Owners..................................    33
Independent Auditors' Report................    34
Financial Statements........................    35


                                                                Code #10302-1196
[LOGO]
Merrill Lynch
Global Resources Trust

                                     [ART]

STATEMENT OF
ADDITIONAL
INFORMATION


November 26, 1996
Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (A) FINANCIAL STATEMENTS:

          CONTAINED IN PART A:


             Financial Highlights for each of the years in the ten-year period ended July 31, 1996.


          CONTAINED IN PART B:



             Schedule of Investments, as of July 31, 1996.



             Statement of Assets and Liabilities, as of July 31, 1996.



             Statement of Operations for the year ended July 31, 1996.



            Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 1996.



             Financial Highlights for each of the years in the five-year period ended July 31, 1996.


     (B) EXHIBITS:


EXHIBIT
NUMBER                                   DESCRIPTION
-------      -------------------------------------------------------------------
 1(a)     -- Declaration of Trust of the Registrant, dated April 12, 1985.(a)
  (b)     -- Amendment to Declaration of Trust of the Registrant, dated May 28,
             1985.(a)
  (c)     -- Amendment to Declaration of Trust of the Registrant, dated October
             3, 1988.(a)
  (d)     -- Instrument establishing Class A shares and Class B shares of the

             Registrant.(a)
  (e)     -- Amendment to Declaration of Trust of the Registrant, dated October
             17, 1994, including Instrument establishing Class C and Class D shares of beneficial interest.(e)
 2        -- By-Laws of the Registrant.(a)
 3        -- None.
 4(a)     -- Portions of the Declaration of Trust and By-Laws of Registrant
             defining the rights of holders of shares of beneficial interest of
             Registrant.(b)
 5(a)     -- Investment Advisory Agreement between the Registrant and Merrill
             Lynch Asset Management, L.P.(a)
  (b)     -- Supplement to Investment Advisory Agreement between Registrant and
             Merrill Lynch Asset Management, L.P.(d)
  (c)     -- Form of Sub-Advisory Agreement between Merrill Lynch Asset
             Management, L.P. and Merrill Lynch Asset Management U.K. Limited.
 6(a)     -- Form of Class A Distribution Agreement between the Registrant and
             Merrill Lynch Funds Distributor, Inc. (including Form of Selected
             Dealers Agreement).(d)
  (b)     -- Class B Distribution Agreement between the Registrant and Merrill
             Lynch Funds Distributor, Inc.(a)
  (c)     -- Letter Agreement between Registrant and Merrill Lynch Funds
             Distributor, Inc., dated September 15, 1993, in connection with the
             Merrill Lynch Mutual Fund Adviser Program.(c)
  (d)     -- Form of Class C Distribution Agreement between Registrant and
             Merrill Lynch Funds Distributor, Inc. (including Form of Selected
             Dealers Agreement).(d)
  (e)     -- Form of Class D Distribution Agreement between Registrant and
             Merrill Lynch Funds Distributor, Inc. (including Form of Selected
             Dealers Agreement).(d)
 7        -- None.
 8        -- Custody Agreement between the Registrant and The Bank of New
             York.(a)
 9        -- Transfer Agency, Dividend Disbursing Agency and Shareholder
             Servicing Agency Agreement between the Registrant and Financial
             Data Service Inc. (now known as Merrill Lynch Financial Data
             Services, Inc.).(a)
10        -- Opinion of Brown & Wood LLP, counsel for the Registrant.
11        -- Consent of Deloitte & Touche LLP, independent auditors for the
             Registrant.
12        -- None.
13        -- None.

EXHIBIT
NUMBER                                   DESCRIPTION
-------      -------------------------------------------------------------------
14        -- None.

15(a)     -- Amended and Restated Class B Distribution Plan of the
             Registrant.(c)
  (b)     -- Form of Class C Distribution Plan and Class C Distribution Plan
             Sub-Agreement of Registrant.(d)
  (c)     -- Form of Class D Distribution Plan and Class D Distribution Plan
             Sub-Agreement of Registrant.(d)
16(a)     -- Schedule for computation of each performance quotation for Class A shares provided in the Registration Statement in response to Item
             22(f).(a)
  (b)     -- Schedule for computation of each performance quotation for Class B shares provided in the Registration Statement in response to Item
             22(j).(a)
  (c)     -- Schedule for computation of each performance quotation for Class C shares provided in the Registration Statement in response to Item
             22(j).
  (d)     -- Schedule for computation of each performance quotation for Class D shares provided in the Registration Statement in response to Item
             22(j).
17(a)     -- Financial Data Schedule for Class A Shares.
  (b)     -- Financial Data Schedule for Class B Shares.
  (c)     -- Financial Data Schedule for Class C Shares.
  (d)     -- Financial Data Schedule for Class D Shares.
18        -- Merrill Lynch Select Pricing(Service Mark) System Plan pursuant to Rule 18f-3.(f)

------------------
(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval (EDGAR) phase-in requirements.

(b) Reference is made to Article III, Article V, Article VI (sections 2, 3, 4 and 5), Article VII, Article VIII, and Article X of the Registrant's Declaration of Trust, filed as Exhibit (1) to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the 'Registration Statement'); and to Article II,
    Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII, Article XIV and Article XV of the Registrant's By-Laws, filed as Exhibit (2) to Post-Effective Amendment No. 11 to the Registration Statement.

(c) Previously filed on November 23, 1993 as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.

(d) Previously filed on October 11, 1994 as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.


(e) Previously filed on November 27, 1995 as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.


(f) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473),

    filed on January 25, 1996.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Registrant is not controlled by or under common control with any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                        NUMBER OF
                                                       HOLDERS AT
                  TITLE OF CLASS                    OCTOBER 31, 1996*
--------------------------------------------------  -----------------
Class A shares of beneficial interest, par value
  $0.10 per share.................................          3,449
Class B shares of beneficial interest, par value
  $0.10 per share.................................         11,452
Class C shares of beneficial interest, par value
  $0.10 per share.................................            722
Class D shares of beneficial interest, par value
  $0.10 per share.................................         15,532


------------------
* The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:

     'The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.'

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended (the '1940 Act') may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and
(iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.


     In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the '1933 Act'), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.


     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     Merrill Lynch Asset Management L.P. ('MLAM' or the 'Investment Adviser') acts as investment adviser for the following open-end investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/ Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.; and for the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., and Merrill Lynch Senior Floating Rate Fund, Inc.



     Fund Asset Management, L.P. ('FAM'), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers

Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc., and Worldwide DollarVest Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, FAM, Princeton Services, Inc. ('Princeton Services') and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ('MLFD') is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch') and Merrill Lynch & Co., Inc. ('ML & Co.') is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ('MLFDS') is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since November 1, 1994 for his or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the preceding paragraphs and also hold the same positions with all or substantially all of the investment companies described in the preceding paragraphs and Messrs. Giordano, Harvey, Hewitt, Kirstein, and Monagle are directors, trustees or officers of one or more of such companies.



                           POSITIONS WITH
                             INVESTMENT         OTHER SUBSTANTIAL BUSINESS,
          NAME                 ADVISOR      PROFESSION, VOCATION OR EMPLOYMENT
-------------------------  ---------------  -----------------------------------
ML&Co....................  Limited Partner  Financial Services Holding Company;
                                              Limited Partner of MLAM
Princeton Services, Inc.
  ('Princeton
  Services').............  General Partner  General Partner of FAM
Arthur Zeikel............  President        President of MLAM; President and
                                              Director of Princeton Services;
                                              Director of MLFD; Executive Vice
                                              President of ML & Co.
Terry K. Glenn...........  Executive Vice   Executive Vice President of FAM;
                             President        Executive Vice President and
                                              Director of Princeton Services;
                                              President and Director of MLFD;
                                              Director of MLFDS; President of
                                              Princeton Administrators, L.P.
Vincent R. Giordano......  Senior Vice      Senior Vice President of FAM;
                             President        Senior Vice President of Princeton
                                              Services
Elizabeth Griffin........  Senior Vice      Senior Vice President of FAM
                             President
Norman R. Harvey.........  Senior Vice      Senior Vice President of FAM;
                             President        Senior Vice President of Princeton
                                              Services
Michael J. Hennewinkel...  Senior Vice      Senior Vice President of FAM;
                             President        Senior Vice President of Princeton
                                              Services
N. John Hewitt...........  Senior Vice      Senior Vice President of FAM;
                             President        Senior Vice President of Princeton
                                              Services
Philip L. Kirstein.......  Senior Vice      Senior Vice President, General
                             President,     Counsel and Secretary of FAM;
                             General          Senior Vice President, General
                             Counsel and      Counsel, Director and Secretary
                             Secretary        of Princeton Services; Director
                                              of MLFD
Ronald M. Kloss..........  Senior Vice      Senior Vice President and
                           President and    Controller of FAM; Senior Vice
                             Controller       President and Controller of
                                              Princeton Services

Stephen M. M. Miller.....  Senior Vice      Executive Vice President of
                           President        Princeton Administrators, L.P.
                                              Senior Vice President of
                                              Princeton Services
Joseph T. Monagle, Jr....  Senior Vice      Senior Vice President of FAM;
                           President        Senior Vice President of Princeton
                                              Services
Michael L. Quinn.........  Senior Vice      Senior Vice President of FAM;
                           President        Senior Vice President of Princeton
                                              Services; Managing Director and
                                              First Vice President of Merrill
                                              Lynch from 1989 to 1985.
Richard L. Reller........  Senior Vice      Senior Vice President of MLAM;
                           President        Senior Vice President of Princeton
                                              Services
Gerald M. Richard........  Senior Vice      Senior Vice President and Treasurer
                           President and    of FAM; Vice President and
                             Treasurer        Treasurer of MLFD; Senior Vice
                                              President and Treasurer of
                                              Princeton Services
Ronald L. Welburn........  Senior Vice      Senior Vice President of FAM;
                           President        Senior Vice President of Princeton
                                              Services
Anthony Wiseman..........  Senior Vice      Senior Vice President of FAM;
                           President        Senior Vice President of Princeton
                                              Services


ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) MLFD acts as the principal underwriter for the Registrant; MLFD acts as the principal underwriter for each of the open-end investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Convertible Holdings, Inc., The Corporate Fund Accumulation

Program, Inc., MuniAssets Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and MLFD also acts as the principal underwiter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., and Merrill Lynch Senior Floating Rate Fund, Inc.



     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas, and Wasel is One Financial Center, Boston, Massachusetts 02111-2646.




                                                      (2)                                   (3)
                (1)                         POSITION(S) AND OFFICES                POSITIONS AND OFFICES
                NAME                               WITH MLFD                          WITH REGISTRANT
------------------------------------  ------------------------------------  ------------------------------------
Terry K. Glenn......................  President and Director                Executive Vice President
Arthur Zeikel.......................  Director                              President and Trustee
Philip L. Kirstein..................  Director                              None
William E. Aldrich..................  Senior Vice President                 None
Robert W. Crook.....................  Senior Vice President                 None
Kevin P. Boman......................  Vice President                        None
Michael J. Brady....................  Vice President                        None
William M. Breen....................  Vice President                        None
Mark A. DeSario.....................  Vice President                        None
James T. Fatseas....................  Vice President                        None
Michelle T. Lau.....................  Vice President                        None
Debra W. Landsman-Yaros.............  Vice President                        None
Gerald M. Richard...................  Vice President and Treasurer          Treasurer
Salvatore Venezia...................  Vice President                        None
William Wasel.......................  Vice President                        None
Robert Harris.......................  Secretary                             None


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, and the rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and MLFDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


ITEM 31. MANAGEMENT SERVICES.


     Other than as set forth under the caption 'Management of the Trust--Management and Advisory Arrangements' in the Prospectus constituting Part A of the Registration Statement and under 'Management of the Trust--Management and Advisory Arrangements' in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS.

     (a) Not applicable.


     (b) Not applicable.

     (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND STATE OF NEW JERSEY, ON THE 25TH DAY OF NOVEMBER, 1996.


                                           MERRILL LYNCH GLOBAL RESOURCES TRUST
                                                   (Registrant)


                                          By /s/ GERALD M. RICHARD
                                             --------------------------------
                                             (GERALD M. RICHARD, TREASURER)


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                SIGNATURE                                      TITLE                             DATE
------------------------------------------  -------------------------------------------   -------------------

              ARTHUR ZEIKEL*                President and Trustee
------------------------------------------    (Principal Executive Officer)
             (ARTHUR ZEIKEL)

            GERALD M. RICHARD*              Treasurer (Principal Financial
------------------------------------------    and Accounting Officer)
           (GERALD M. RICHARD)

              DONALD CECIL*                 Trustee
------------------------------------------
              (DONALD CECIL)

             M. COLYER CRUM*                Trustee
------------------------------------------
             (M. COLYER CRUM)

             EDWARD H. MEYER*               Trustee
------------------------------------------
            (EDWARD H. MEYER)

           JACK B. SUNDERLAND*              Trustee

------------------------------------------
           (JACK B. SUNDERLAND)

           J. THOMAS TOUCHTON*              Trustee
------------------------------------------
           (J. THOMAS TOUCHTON)

     *By:      /s/ GERALD M. RICHARD                                                        November 25, 1996
  -------------------------------------
    (GERALD M. RICHARD, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                                 DESCRIPTION
-------        --------------------------------------------------------------------------------------------
  5(c)     --  Form of Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and Merrill
               Lynch Asset Management U.K. Limited.
 10        --  Opinion of Brown & Wood LLP, counsel for the Registrant.
 11        --  Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
 17(a)     --  Financial Data Schedule for Class A Shares.
   (b)     --  Financial Data Schedule for Class B Shares.
   (c)     --  Financial Data Schedule for Class C Shares.
   (d)     --  Financial Data Schedule for Class D Shares.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

     Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                         LOCATION OF GRAPHIC
   GRAPHIC OR IMAGE                              OR IMAGE IN TEXT
----------------------                         -------------------

Compass plate, circular                        Back cover of Prospectus and
graph paper and Merrill Lynch                  back cover of Statement of
logo including stylized market                 Additional Information
bull